Registration Nos. 2-98326

811-04323

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 101	☒

and/or

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 102	☒

(Check appropriate box or boxes.)

NATIXIS FUNDS TRUST I

(Exact Name of Registrant as Specified in Charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2810

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02116

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus February 1, 2013
	Class A	Class B	Class C	Class N	Class Y	Admin Class
Loomis Sayles Core Plus Bond Fund	NEFRX	NERBX	NECRX	NERNX	NERYX
Loomis Sayles High Income Fund	NEFHX	NEHBX	NEHCX		NEHYX
Loomis Sayles International Bond Fund	LSIAX		LSICX		LSIYX
Loomis Sayles Investment Grade Bond Fund	LIGRX	LGBBX	LGBCX	LGBNX	LSIIX	LIGAX
Loomis Sayles Limited Term Government and Agency Fund	NEFLX	NELBX	NECLX		NELYX
Loomis Sayles Strategic Income Fund	NEFZX	NEZBX	NECZX	NEZNX	NEZYX	NEZAX
The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary	1
Loomis Sayles Core Plus Bond Fund	1
Loomis Sayles High Income Fund	7
Loomis Sayles International Bond Fund	12
Loomis Sayles Investment Grade Bond Fund	18
Loomis Sayles Limited Term Government and Agency Fund	25
Loomis Sayles Strategic Income Fund	30
Investment Goals, Strategies and Risks	37
More Information About the Funds	37
Loomis Sayles Core Plus Bond Fund	37
Loomis Sayles High Income Fund	39
Loomis Sayles International Bond Fund	41
Loomis Sayles Investment Grade Bond Fund	44
Loomis Sayles Limited Term Government and Agency Fund	46
Loomis Sayles Strategic Income Fund	48
More Information About the Funds’ Strategies	51
Management Team	52
Meet the Funds’ Investment Adviser	52
Meet the Funds’ Portfolio Managers	53
Fund Services	54
Investing in the Funds	54
How Sales Charges Are Calculated	55
Compensation to Securities Dealers	58
It’s Easy to Open an Account	59
Minimum Balance Policy	59
Buying Shares	61
Selling Shares	62
Selling Shares in Writing	63
Exchanging Shares	64
Restrictions on Buying, Selling and Exchanging Shares	64
How Fund Shares Are Priced	66
Dividends and Distributions	67
Tax Consequences	68
Additional Investor Services	69
Financial Performance	70
Glossary of Terms	78
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Loomis Sayles Core Plus Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 55 of the Prospectus and on page 110 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%	None	None
Redemption fees	None	None	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class N	Class Y
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses	0.18%	0.18%	0.18%	0.10%[1]	0.19%
Total annual fund operating expenses	0.82%	1.57%	1.57%	0.49%	0.58%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.82%	1.57%	1.57%	0.49%	0.58%
1	Other expenses for Class N shares are estimated for the current fiscal year.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) and NGAM Advisors, L.P. (“NGAM Advisors”), the Fund’s advisory administrator, have given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.90%, 1.65%, 1.65%, 0.60% and 0.65% of the Fund’s average daily net assets for Class A, B, C, N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.90%, 1.65%, 1.65%, 0.60% and 0.65% of the Fund’s average daily net assets for Class A, B, C, N and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$530	$700	$885	$1,418
Class B	$660	$796	$1,055	$1,666
Class C	$260	$496	$855	$1,867
Class N	$50	$157	$274	$616
Class Y	$59	$186	$324	$726

1

Fund Summary

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class B	$160	$496	$855	$1,666
Class C	$160	$496	$855	$1,867
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund normally will invest primarily in investment-grade securities. “Investment-grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment-grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Barclays U.S. Aggregate Bond Index fluctuates, as of December 31, 2012, the effective duration was approximately 5.0 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade ( i.e. , none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest. The Fund’s investments may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities and commercial mortgage-backed and other asset-backed securities. The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to securities that are not included in the Fund’s benchmark. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio. Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed income sector fundamentals and outlook, technical supply/demand factors, credit risk, cashflow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy. Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as fixed charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value. In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash-flow stability to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create

2

Fund Summary

an opportunity for higher returns. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth. In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), structured notes, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Fund may use such derivatives for hedging or investment purposes. The Fund may also engage in currency transactions. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Below Investment-Grade Fixed-Income Securities Risk: The Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivative instruments (such as those in which the Fund may invest) can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, a number of broker-dealers and other financial institutions have recently experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities are also subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment.

3

Fund Summary

Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 7.84%
Lowest Quarterly Return: Third Quarter 2008, -4.26%

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

4

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Core Plus Bond Fund Class A – Return Before Taxes	6.28%	8.18%	6.68%
Return After Taxes on Distributions	4.45%	6.18%	4.79%
Return After Taxes on Distributions & Sale of Fund Shares	4.15%	5.83%	4.60%
Class B – Return Before Taxes	5.48%	8.08%	6.38%
Class C – Return Before Taxes	9.49%	8.39%	6.37%
Class N – Return Before Taxes	11.59%	9.47%	7.48%
Class Y – Return Before Taxes	11.59%	9.47%	7.48%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
The Fund’s current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. Because the Fund did not have Class N shares outstanding during the periods shown, performance is that of Class Y shares of the Fund. Class N shares would have had substantially similar returns because they would have been invested in the same portfolio of securities as Class Y shares and would only differ to the extent the classes did not have the same expenses. The Class N returns may be higher than the returns of Class Y shares because Class Y shares are subject to higher expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses, or taxes. Management Investment Adviser Loomis, Sayles & Company, L.P. Portfolio Managers Peter W. Palfrey, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 1996. Richard G. Raczkowski, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 1999. Purchase and Sale of Fund Shares Class A and C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class B Shares Class B shares of the Fund are not currently offered for sale.

5

Fund Summary

Class N Shares
 Class N shares of the Fund are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by NGAM Distribution, L.P. (the “Distributor”). There is no minimum initial or subsequent investment for these shares. Please see the section “How to Buy Shares” in the SAI for details.
 Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Fund Summary

Loomis Sayles High Income Fund
Investment Goal The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 55 of the Prospectus and on page 110 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%	None
Redemption fees	None	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.34%	0.34%	0.34%	0.35%
Total annual fund operating expenses	1.19%	1.94%	1.94%	0.95%
Fee waiver and/or expense reimbursement[1]	0.04%	0.04%	0.04%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%	1.90%	1.90%	0.90%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.15%, 1.90%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, B, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.15%, 1.90%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, B, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$562	$807	$1,071	$1,825
Class B	$693	$905	$1,243	$2,066
Class C	$293	$605	$1,043	$2,261
Class Y	$92	$298	$521	$1,162

7

Fund Summary

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class B	$193	$605	$1,043	$2,066
Class C	$193	$605	$1,043	$2,261
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest at least 65% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality ( i.e. , none of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. There is no minimum rating for the securities in which the Fund may invest. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Adviser performs its own extensive credit analysis to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as issuer debt and debt maturity schedules, earnings prospects, responsiveness to changes in interest rates, experience and perceived strength of management, borrowing requirements and liquidation value, market price in relation to cash flow, interest and dividends. In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria. The Adviser employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. The Adviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts. The Adviser emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). The Adviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments. The Adviser seeks to diversify the Fund’s holdings to reduce the inherent risk in below investment-grade fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in structured notes, zero-coupon securities, pay-in-kind securities, securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), futures and swaps (including credit default swaps). Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Below Investment-Grade Fixed-Income Securities Risk: The Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

8

Fund Summary

Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivative instruments (such as those in which the Fund may invest) can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, a number of broker-dealers and other financial institutions have recently experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities are also subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed income securities. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

9

Fund Summary

Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 16.38%
Lowest Quarterly Return: Fourth Quarter 2008, -18.10%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class Y 2/29/08
Loomis Sayles High Income Fund Class A – Return Before Taxes	16.25%	7.15%	9.31%	—
Return After Taxes on Distributions	14.00%	4.18%	6.48%	—
Return After Taxes on Distributions & Sale of Fund Shares	10.58%	4.38%	6.38%	—
Class B – Return Before Taxes	15.37%	7.03%	8.98%	—
Class C – Return Before Taxes	19.69%	7.39%	9.00%	—
Class Y – Return Before Taxes	21.70%	N/A	N/A	8.97%
Barclays U.S. Corporate High-Yield Bond Index	15.81%	10.34%	10.62%	11.33%
The returns shown in the bar chart and table for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses, or taxes. Management Investment Adviser Loomis, Sayles & Company, L.P. Portfolio Managers Matthew J. Eagan, CFA, Vice President of the Adviser, served as co-portfolio manager of the Fund from 2002 to 2012 and has served as portfolio manager of the Fund since 2012.

10

Fund Summary

Elaine M. Stokes, Vice President of the Adviser, served as associate portfolio manager of the Fund from 2007 to 2012 and has served as portfolio manager of the Fund since 2012. Purchase and Sale of Fund Shares Class A and C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class B Shares Class B shares of the Fund are not currently offered for sale. Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the “Distributor”). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Fund Summary

Loomis Sayles International Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of high current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 55 of the Prospectus and on page 110 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%	None
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	1.00%	1.01%	1.00%
Total annual fund operating expenses	1.85%	2.61%	1.60%
Fee waiver and/or expense reimbursement[1]	0.80%	0.81%	0.80%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.80%	0.80%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$552	$931	$1,334	$2,459
Class C	$283	$735	$1,313	$2,884
Class Y	$82	$427	$795	$1,833

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$183	$735	$1,313	$2,884

12

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund invests primarily (at least 65% of its net assets) in fixed-income securities of issuers located outside the United States. Securities held by the Fund may be denominated in any currency and may be of issuers located in emerging market countries. The Fund invests primarily in investment-grade fixed-income securities. “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)) or, if unrated, are determined by the Adviser to be of comparable quality, although the Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). There is no minimum rating for securities in which the Fund will invest. Below investment-grade fixed-income securities are rated below investment-grade quality ( i.e. , none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of its top four ratings categories) or, if unrated, are determined by the Adviser to be of comparable quality. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or for hedging purposes. In deciding which securities to buy and sell, the Adviser may consider, among other things, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, currency considerations, the Adviser’s expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. The Adviser’s credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 credits worldwide. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, the Adviser analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, the Adviser analyzes whether to accept or to hedge the currency risk. In certain instances, the Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The fixed-income securities in which the Fund may invest include public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers, including, but not limited to, corporations, governments (including their agencies, instrumentalities and sponsored entities), supranational entities, partnerships and trusts. The Fund may also invest in preferred stocks, convertible securities, when-issued securities, securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), mortgage- or asset-backed securities and zero-coupon securities issued by any of the above-named entities. In connection with its principal investment strategies, the Fund may also invest in inflation- and index-linked securities, senior loans, structured notes, common stocks (limited to shares acquired as a result of a financial restructuring, bankruptcy or similar transaction or from an exchange or conversion of a permissible security held in the portfolio), and derivatives, including options, futures, options on futures, forward contracts and swap contracts (including credit default swaps). The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund’s return. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Below Investment-Grade Fixed-Income Securities Risk: The Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

13

Fund Summary

Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives instruments (such as those in which the Fund may invest) can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. The Fund’s use of derivatives such as forward currency contracts, structured notes, options and futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, a number of broker-dealers and other financial institutions have recently experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities are also subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed income securities. Senior loans typically have adjustable interest rates. As a result, it is expected that the values of senior loans held by the Fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities; however, the interest rates paid by these loans will generally decrease if interest rates fall. Senior loans and other fixed-income securities are subject to the risk that borrowers pay off the debts sooner than expected. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

14

Fund Summary

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value (“NAV”). Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year and life-of-fund periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Third Quarter 2010, 11.59%
Lowest Quarterly Return: First Quarter 2009, -3.76%

15

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Life of Fund (2/1/08)
Loomis Sayles International Bond Fund Class A – Return Before Taxes	2.63%	5.14%
Return After Taxes on Distributions	1.35%	3.26%
Return After Taxes on Distributions & Sale of Fund Shares	1.87%	3.34%
Class C – Return Before Taxes	5.53%	5.31%
Class Y – Return Before Taxes	7.69%	6.37%
Barclays Global Aggregate ex-USD Bond Index	4.09%	4.43%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses, or taxes. Management Investment Adviser Loomis, Sayles & Company, L.P. Portfolio Managers Kenneth M. Buntrock, CFA, CIC, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008. David W. Rolley, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008. Lynda L. Schweitzer, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008.
Purchase and Sale of Fund Shares Class A and Class C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the “Distributor”). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

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Fund Summary

  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

Fund Summary

Loomis Sayles Investment Grade Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 55 of the Prospectus and on page 110 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C	Class N	Class Y	Admin Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%	None	None	None
Redemption fees	None	None	None	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class N	Class Y	Admin Class
Management fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses*	0.19%	0.19%	0.19%	0.07%[1]	0.19%	0.44%
Total annual fund operating expenses	0.84%	1.59%	1.59%	0.47%	0.59%	1.09%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.84%	1.59%	1.59%	0.47%	0.59%	1.09%
*	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
1	Other expenses for Class N shares are estimated for the current fiscal year.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.95%, 1.70%, 1.70%, 0.65%, 0.70% and 1.20% of the Fund’s average daily net assets for Class A, B, C, N, Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.95%, 1.70%, 1.70%, 0.65%, 0.70% and 1.20% of the Fund’s average daily net assets for Class A, B, C, N, Y and Admin Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

18

Fund Summary

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$532	$706	$895	$1,440
Class B	$662	$802	$1,066	$1,688
Class C	$262	$502	$866	$1,889
Class N	$48	$151	$263	$591
Class Y	$60	$189	$329	$738
Admin Class	$111	$347	$601	$1,329

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class B	$162	$502	$866	$1,688
Class C	$162	$502	$866	$1,889
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies —  Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investor Services, Inc. (“Fitch”) or Standard & Poor’s Ratings Group (“S&P”) or, if unrated, are determined by the Adviser to be of comparable quality. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”). The Fund has the flexibility to invest up to 10% of its assets in equity securities (such as common stocks, preferred stocks and investment companies), but will limit its investments in common stocks to 5% of its assets. Below investment-grade fixed-income securities are rated below investment-grade quality ( i.e. , none of the three major rating agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) or, if unrated, are determined by the Adviser to be of comparable quality. There is no minimum rating for the securities in which the Fund may invest. The Fund may invest in fixed income-securities of any maturity. In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund may invest significantly in securities the prices of which the Adviser believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. The Adviser believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market-related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the Adviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. The Adviser generally prefers securities that are protected against calls (early redemption by the issuer). In connection with its principal investment strategies, the Fund may also invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may also invest in obligations of supranational entities without limit ( e.g. , the World Bank), corporate securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities and collateralized mortgage obligations and other asset-backed securities,

19

Fund Summary

when-issued securities, convertible securities, securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”) and structured notes. The Fund may also engage in foreign currency hedging transactions and swap transactions (including credit default swaps) for hedging or investment purposes. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Below Investment-Grade Fixed-Income Securities Risk: The Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivative instruments (such as those in which the Fund may invest) can be used to acquire or transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. The Fund’s use of derivatives such as forward currency contracts, structured notes, and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps, and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, a number of broker-dealers and other financial institutions have recently experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities are also subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed income securities.

20

Fund Summary

Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class Y Shares
Highest Quarterly Return: Second Quarter 2009, 12.65%
Lowest Quarterly Return: Third Quarter 2008, -7.19%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

21

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Investment Grade Bond Fund Class Y – Return Before Taxes	12.25%	8.20%	9.01%
Return After Taxes on Distributions	10.11%	5.89%	6.61%
Return After Taxes on Distributions & Sale of Fund Shares	8.11%	5.67%	6.39%
Class A – Return Before Taxes	6.96%	6.95%	8.21%
Class B – Return Before Taxes	6.10%	6.77%	7.82%
Class C – Return Before Taxes	10.15%	7.13%	7.87%
Class N – Return Before Taxes	12.25%	8.20%	9.01%
Admin Class – Return Before Taxes	14.90%	8.19%	8.53%
Barclays U.S. Government/Credit Bond Index	4.82%	6.06%	5.25%
The returns shown in the table for Class A shares prior to September 15, 2003 are those of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales loads of Class A shares. Prior to the inception of Class B and Class C shares (September 12, 2003), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B and Class C shares, respectively. Prior to the inception of Admin Class shares (February 1, 2010), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares. Because the Fund did not have Class N shares outstanding during the periods shown, performance is that of Class Y shares of the Fund. Class N shares would have had substantially similar returns because they would have been invested in the same portfolio of securities as Class Y shares and would only differ to the extent the classes did not have the same expenses. The Class N returns may be higher than the returns of Class Y shares because Class Y shares are subject to higher expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses, or taxes. Management Investment Adviser Loomis, Sayles & Company, L.P. Portfolio Managers Matthew J. Eagan, CFA, Vice President of the Adviser, served as associate portfolio manager of the Fund from 2006 to 2012 and has served as portfolio manager of the Fund since 2012. Daniel J. Fuss, CFA, CIC, Vice Chairman, Director and Managing Partner of the Adviser, served as co-portfolio manager of the Fund from 1996 to 2012 and has served as portfolio manager of the Fund since 2012. Brian P. Kennedy, Vice President of the Adviser, has served as portfolio manager of the Fund since 2013. Elaine M. Stokes, Vice President of the Adviser, served as an associate portfolio manager of the Fund from 2006 to 2012 and has served as portfolio manager of the Fund since 2012.

22

Fund Summary

Purchase and Sale of Fund Shares Class A and C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class B Shares Class B Shares of the Fund are not currently offered for sale. Class N and Admin Class Shares Class N and Admin Class shares of the Fund are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by NGAM Distribution, L.P. (the “Distributor”). There is no minimum initial or subsequent investment for these shares. Please see the section “How to Buy Shares” in the SAI for details. Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

23

Fund Summary

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24

Fund Summary

Loomis Sayles Limited Term Government and Agency Fund
Investment Goal The Fund seeks high current return consistent with preservation of capital. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 55 of the Prospectus and on page 110 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%	None
Redemption fees	None	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.20%	0.20%	0.20%	0.20%
Total annual fund operating expenses	0.90%	1.65%	1.65%	0.65%
Fee waiver and/or expense reimbursement[1]	0.05%	0.05%	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85%	1.60%	1.60%	0.60%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.85%, 1.60%, 1.60% and 0.60% of the Fund’s average daily net assets for Class A, B, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.85%, 1.60%, 1.60% and 0.60% of the Fund’s average daily net assets for Class A, B, C, and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

25

Fund Summary

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$384	$574	$779	$1,370
Class B	$663	$815	$1,092	$1,750
Class C	$263	$515	$892	$1,950
Class Y	$61	$203	$357	$806

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class B	$163	$515	$892	$1,750
Class C	$163	$515	$892	$1,950
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. Government’s long-term debt and an effective portfolio duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). The Fund may invest in securities with credit quality above or below the credit rating of the U.S. Government’s long-term debt. In determining credit quality, the Adviser will look to the highest credit rating assigned by Standard & Poor’s Ratings Group (“S&P”), Fitch Investor Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. In connection with its principal investment strategies, the Fund may also invest in investment-grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), foreign bonds denominated in U.S. dollars, asset-backed securities and mortgage-related securities including mortgage dollar rolls. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

26

Fund Summary

Agency Securities Risk: Agency securities are subject to fixed-income securities risk. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities may be more illiquid than other fixed-income securities. Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed income securities. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

27

Fund Summary

Total Returns for Class A Shares
Highest Quarterly Return: Third Quarter 2009, 2.93%
Lowest Quarterly Return: Second Quarter 2004, -1.76%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Limited Term Government and Agency Fund Class A – Return Before Taxes	0.04%	4.00%	3.36%
Return After Taxes on Distributions	-0.74%	2.96%	2.15%
Return After Taxes on Distributions & Sale of Fund Shares	0.03%	2.81%	2.15%
Class B – Return Before Taxes	-2.61%	3.53%	2.92%
Class C – Return Before Taxes	1.39%	3.87%	2.92%
Class Y – Return Before Taxes	3.41%	4.90%	3.94%
Barclays U.S. 1-5 Year Government Bond Index	0.97%	3.39%	3.38%
The Fund’s current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role it assumed in June 2001. The returns shown in the bar chart and table for periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses, or taxes. Management Investment Adviser Loomis, Sayles & Company, L.P. Portfolio Managers Christopher T. Harms, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2012. Kurt L. Wagner, CFA, CIC, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2012. Clifton V. Rowe, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2001.

28

Fund Summary

Purchase and Sale of Fund Shares Class A and C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class B Shares Class B shares of the Fund are not currently offered for sale. Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the “Distributor”). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

29

Fund Summary

Loomis Sayles Strategic Income Fund
Investment Goal The Fund seeks high current income with a secondary objective of capital growth. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 55 of the Prospectus and on page 110 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C	Class N	Class Y	Admin Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%	None	None	None
Redemption fees	None	None	None	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class N	Class Y	Admin Class
Management fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses*[1]	0.15%	0.15%	0.15%	0.06%[2]	0.15%	0.40%
Total annual fund operating expenses	0.96%	1.71%	1.71%	0.62%	0.71%	1.21%
Fee waiver and/or expense reimbursement[3]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.96%	1.71%	1.71%	0.62%	0.71%	1.21%
*	The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (expenses indirectly borne by the Fund through investments in certain pooled investment vehicles).
1	Other expenses include an administrative service fee of 0.25% for Admin Class shares.
2	Other expenses for Class N shares are estimated for the current fiscal year.
3	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25%, 2.00%, 2.00%, 0.95%, 1.00% and 1.50 % of the Fund’s average daily net assets for Class A, B, C, N, Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25%, 2.00%, 2.00%, 0.95%, 1.00% and 1.50 % of the Fund’s average daily net assets for Class A, B, C, N, Y and Admin Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

30

Fund Summary

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$544	$742	$957	$1,575
Class B	$674	$839	$1,128	$1,821
Class C	$274	$539	$928	$2,019
Class N	$63	$199	$346	$774
Class Y	$73	$227	$395	$883
Admin Class	$123	$384	$665	$1,466

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class B	$174	$539	$928	$1,821
Class C	$174	$539	$928	$2,019
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 30% the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment-grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions, and U.S. government securities. Below investment-grade fixed-income securities are rated below investment-grade quality ( i.e. , none of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s portfolio managers use a flexible approach to identify securities in the global marketplace with characteristics including discounted price compared to economic value, undervalued credit ratings with strong or improving credit profiles and yield premium relative to its benchmark (although not all of the securities selected will have these attributes). In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria. The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities. The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities. The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.

31

Fund Summary

In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), structured notes, zero-coupon bonds, pay-in-kind bonds, mortgage-related securities, stripped securities and futures, swaps (including credit default swaps) and foreign currency transactions for hedging and investment purposes. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Below Investment-Grade Fixed-Income Securities Risk: The Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivative instruments (such as those in which the Fund may invest) can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, a number of broker-dealers and other financial institutions have recently experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities are also subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

32

Fund Summary

Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed income securities. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 18.02%
Lowest Quarterly Return: Third Quarter 2008, -13.38%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

33

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Strategic Income Fund Class A – Return Before Taxes	9.59%	6.60%	10.06%
Return After Taxes on Distributions	7.73%	4.31%	7.75%
Return After Taxes on Distributions & Sale of Fund Shares	6.33%	4.25%	7.38%
Class B – Return Before Taxes	7.75%	6.23%	9.62%
Class C – Return Before Taxes	11.70%	6.55%	9.63%
Class N – Return Before Taxes	13.93%	7.63%	10.74%
Class Y – Return Before Taxes	13.93%	7.63%	10.74%
Admin Class – Return Before Taxes	13.33%	7.06%	10.13%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Barclays U.S. Universal Bond Index	5.53%	6.19%	5.59%
The returns shown in the bar chart and table for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003. Prior to the inception of Admin Class shares (February 1, 2010), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares. Because the Fund did not have Class N shares outstanding during the periods shown, performance is that of Class Y shares of the Fund. Class N shares would have had substantially similar returns because they would have been invested in the same portfolio of securities as Class Y shares and would only differ to the extent the classes did not have the same expenses. The Class N returns may be higher than the returns of Class Y shares because Class Y shares are subject to higher expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses, or taxes. Management Investment Adviser Loomis, Sayles & Company, L.P. Portfolio Managers Matthew J. Eagan, CFA, Vice President of the Adviser, served as associate portfolio manager of the Fund from 2007 to 2012 and has served as portfolio manager of the Fund since 2012. Daniel J. Fuss, CFA, CIC, Vice Chairman, Director and Managing Partner of the Adviser, has served as portfolio manager of the Fund since 1995. Elaine M. Stokes, Vice President of the Adviser, served as associate portfolio manager of the Fund from 2007 to 2012 and has served as portfolio manager of the Fund since 2012.

34

Fund Summary

Purchase and Sale of Fund Shares Class A and C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class B Shares Class B Shares of the Fund are not currently offered for sale. Class N and Admin Class Shares Class N and Admin Class shares of the Fund are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by NGAM Distribution, L.P. (the “Distributor”). There is no minimum initial or subsequent investment for these shares. Please see the section “How to Buy Shares” in the SAI for details. Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

35

Fund Summary

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36

More Information About the Funds Loomis Sayles Core Plus Bond Fund Investment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal. Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund normally will invest primarily in investment-grade securities. “Investment-grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment-grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Barclays U.S. Aggregate Bond Index fluctuates, as of December 31, 2012, the effective duration was approximately 5.0 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade ( i.e. , none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest. The Fund’s investments may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities and commercial mortgage-backed and other asset-backed securities. The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to securities that are not included in the Fund’s benchmark. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio. Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed income sector fundamentals and outlook, technical supply/demand factors, credit risk, cashflow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy. Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as fixed charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value. In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash-flow stability to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create

37

Investment Goals, Strategies and Risks

an opportunity for higher returns. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth. In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), structured notes, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Fund may use such derivatives for hedging or investment purposes. The Fund may also engage in currency transactions. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery. Derivatives Risk As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Emerging Markets Risk This is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.

38

Investment Goals, Strategies and Risks

Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments may also cause the value of the Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund’s return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Investment in derivatives may be especially illiquid when compared to other investments, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets.The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Loomis Sayles High Income Fund Investment Goal The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.

39

Investment Goals, Strategies and Risks

Principal Investment Strategies Under normal market conditions, the Fund will invest at least 65% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality ( i.e. , none of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. There is no minimum rating for the securities in which the Fund may invest. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Adviser performs its own extensive credit analysis to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as issuer debt and debt maturity schedules, earnings prospects, responsiveness to changes in interest rates, experience and perceived strength of management, borrowing requirements and liquidation value, market price in relation to cash flow, interest and dividends. In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria. The Adviser employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. The Adviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts. The Adviser emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). The Adviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments. The Adviser seeks to diversify the Fund’s holdings to reduce the inherent risk in below investment-grade fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in structured notes, zero-coupon securities, pay-in-kind securities, securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), futures and swaps (including credit default swaps). Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery. Derivatives Risk As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant

40

Investment Goals, Strategies and Risks

assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments may also cause the value of the Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund’s return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Investment in derivatives may be especially illiquid when compared to other investments, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Loomis Sayles International Bond Fund Investment Goal The Fund seeks high total investment return through a combination of high current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal. Principal Investment Strategies Under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund invests primarily (at least 65% of its net assets) in fixed-income securities of issuers located outside the United States. Securities held by the Fund may be denominated in any currency and may be of issuers located in emerging market countries. The Fund invests primarily in investment-grade fixed-income securities. “Investment-grade” securities are those securities that are rated as such at the time of

41

Investment Goals, Strategies and Risks

purchase by at least one of the three major rating agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)) or, if unrated, are determined by the Adviser to be of comparable quality, although the Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). There is no minimum rating for securities in which the Fund will invest. Below investment-grade fixed-income securities are rated below investment-grade quality ( i.e. , none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of its top four ratings categories) or, if unrated, are determined by the Adviser to be of comparable quality. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or for hedging purposes. In deciding which securities to buy and sell, the Adviser may consider, among other things, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, currency considerations, the Adviser’s expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. The Adviser’s credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 credits worldwide. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, the Adviser analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, the Adviser analyzes whether to accept or to hedge the currency risk. In certain instances, the Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The fixed-income securities in which the Fund may invest include public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers, including, but not limited to, corporations, governments (including their agencies, instrumentalities and sponsored entities), supranational entities, partnerships and trusts. The Fund may also invest in preferred stocks, convertible securities, when-issued securities, securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), mortgage- or asset-backed securities and zero-coupon securities issued by any of the above-named entities. In connection with its principal investment strategies, the Fund may also invest in inflation- and index-linked securities, senior loans, structured notes, common stocks (limited to shares acquired as a result of a financial restructuring, bankruptcy or similar transaction or from an exchange or conversion of a permissible security held in the portfolio), and derivatives, including options, futures, options on futures, forward contracts and swap contracts (including credit default swaps). The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund’s return. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery. Derivatives Risk As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities

42

Investment Goals, Strategies and Risks

markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Equity Securities Risk
You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments may also cause the value of the Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund’s return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Investment in derivatives may be especially illiquid when compared to other investments, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some

43

Investment Goals, Strategies and Risks

mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets.The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Loomis Sayles Investment Grade Bond Fund Investment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal. Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies —  Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investor Services, Inc. (“Fitch”) or Standard & Poor’s Ratings Group (“S&P”) or, if unrated, are determined by the Adviser to be of comparable quality. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”). The Fund has the flexibility to invest up to 10% of its assets in equity securities (such as common stocks, preferred stocks and investment companies), but will limit its investments in common stocks to 5% of its assets. Below investment-grade fixed-income securities are rated below investment-grade quality ( i.e. , none of the three major rating agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) or, if unrated, are determined by the Adviser to be of comparable quality. There is no minimum rating for the securities in which the Fund may invest. The Fund may invest in fixed income-securities of any maturity. In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund may invest significantly in securities the prices of which the Adviser believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. The Adviser believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market-related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the Adviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. The Adviser generally prefers securities that are protected against calls (early redemption by the issuer). In connection with its principal investment strategies, the Fund may also invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may also invest in obligations of supranational entities without limit ( e.g. , the World Bank), corporate securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities and collateralized mortgage obligations and other asset-backed securities, when-issued securities, convertible securities, securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”) and structured notes. The Fund may also engage in foreign currency hedging transactions and swap transactions (including credit default swaps) for hedging or investment purposes. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

44

Investment Goals, Strategies and Risks

Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery. Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Equity Securities Risk
You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

45

Investment Goals, Strategies and Risks

Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments may also cause the value of the Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund’s return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Investment in derivatives may be especially illiquid when compared to other investments, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets.The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Loomis Sayles Limited Term Government and Agency Fund Investment Goal The Fund seeks high current return consistent with preservation of capital. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.

46

Investment Goals, Strategies and Risks

Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. Government’s long-term debt and an effective portfolio duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). The Fund may invest in securities with credit quality above or below the credit rating of the U.S. Government’s long-term debt. In determining credit quality, the Adviser will look to the highest credit rating assigned by Standard & Poor’s Ratings Group (“S&P”), Fitch Investor Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. In connection with its principal investment strategies, the Fund may also invest in investment-grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), foreign bonds denominated in U.S. dollars, asset-backed securities and mortgage-related securities including mortgage dollar rolls. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Agency Securities Risk
Agency securities are subject to fixed-income securities risk, as described herein. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. In addition, in 2008 the U.S. Treasury Department placed certain government-sponsored companies into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Rule 144A securities may be more illiquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation

47

Investment Goals, Strategies and Risks

as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments may also cause the value of the Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund’s return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Investment in derivatives may be especially illiquid when compared to other investments, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets.The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Loomis Sayles Strategic Income Fund Investment Goal The Fund seeks high current income with a secondary objective of capital growth. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.

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Investment Goals, Strategies and Risks

Principal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment-grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions, and U.S. government securities. Below investment-grade fixed-income securities are rated below investment-grade quality ( i.e. , none of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s portfolio managers use a flexible approach to identify securities in the global marketplace with characteristics including discounted price compared to economic value, undervalued credit ratings with strong or improving credit profiles and yield premium relative to its benchmark (although not all of the securities selected will have these attributes). In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria. The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities. The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities. The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management. In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144 under the Securities Act of 1933 (“Rule 144A securities”), structured notes, zero-coupon bonds, pay-in-kind bonds, mortgage-related securities, stripped securities and futures, swaps (including credit default swaps) and foreign currency transactions for hedging and investment purposes. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery. Derivatives Risk As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant

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Investment Goals, Strategies and Risks

assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Equity Securities Risk
You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments may also cause the value of the Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund’s return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Investment in derivatives may be especially illiquid when compared to other investments, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which

50

Investment Goals, Strategies and Risks

the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets.The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. More Information About the Funds’
Strategies Temporary Defensive Measures As a temporary defensive measure, a Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as its Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Securities Lending Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and a Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although each Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight. Transactions with Other Investment Companies Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by NGAM Advisors, L.P. (“NGAM Advisors”) (an affiliate of Loomis Sayles) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Loomis Sayles, NGAM Advisors and Reich & Tang are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II (except the Loomis Sayles Senior Floating Rate and Fixed Income Fund), Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include NGAM Advisors, Reich & Tang, Loomis Sayles, AEW Capital Management, L.P., AlphaSimplex Group, LLC, Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., McDonnell Investment Management, LLC, Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. (“Westpeak”). Each of these advisers and subadvisers (except Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund

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Investment Goals, Strategies and Risks

lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds also may make investments in related investment companies to the extent permitted by SEC regulation. Percentage Investment Limitations Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Portfolio Holdings A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at ngam.natixis.com (select the name of the Fund in the “Find a Fund” box). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Loomis Sayles Funds’ top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds’ website at ngam.natixis.com (select the name of the Fund in the “Find a Fund” box). Management Team Meet the Funds’ Investment Adviser The Natixis Funds family currently includes 31 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $44.5 billion as of December 31, 2012. Natixis Funds are distributed through NGAM Distribution, L.P. (the “Distributor”). Adviser Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $186.1 billion in assets under management as of December 31, 2012. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each of these Funds. NGAM Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the advisory administrator to the Loomis Sayles Core Plus Bond Fund, whereby it provides certain administrative and adviser oversight services in accordance with an Advisory Administration Agreement. NGAM Advisors is a subsidiary of Natixis US which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 13 principal subsidiary or affiliated asset management firms that collectively had over $353 billion in assets under management at December 31, 2012. NGAM Advisors provides certain administrative and oversight services to the Loomis Sayles Core Plus Bond Fund. NGAM Advisors does not determine what investments will be purchased or sold by the Funds. The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2012, as a percentage of each Fund’s average daily net assets, was 0.39% for Loomis Sayles Core Plus Bond Fund1 , 0.56% for Loomis Sayles High Income Fund (after waiver), 0.00% for Loomis Sayles International Bond Fund (after waiver), 0.40% for Loomis Sayles Investment Grade Bond Fund, 0.40% for Loomis Sayles Limited Term Government and Agency Fund (after waiver) and 0.56% for Loomis Sayles Strategic Income Fund. A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contracts is available in each Fund’s annual report for the fiscal year ended September 30, 2012. 1 The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.194% payable to Loomis Sayles as investment adviser to the Fund and an advisory administration fee of 0.194% payable to NGAM Advisors as advisory administrator to the Fund. Portfolio Trades In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

52

Management Team

Meet the Funds’ Portfolio Managers The following persons have had primary responsibility for the day-to-day management of each Fund’s portfolio since the date stated below. Each portfolio manager has been employed by Loomis Sayles for at least five years. Kenneth M. Buntrock—Kenneth M. Buntrock has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in 2008. Mr. Buntrock, Vice President of Loomis Sayles, began his investment career in 1974 and joined Loomis Sayles in 1997. Mr. Buntrock holds the designations of Chartered Financial Analyst and Chartered Investment Counselor. He received a B.A. from Pennsylvania State University, an M.B.A. from the University of Pittsburgh and has over 38 years of investment experience. Matthew J. Eagan—Matthew J. Eagan served as co-portfolio manager of the Loomis Sayles High Income Fund from 2002 and served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund from 2006 and the Loomis Sayles Strategic Income Fund from 2007 until 2012, at which time his title changed to portfolio manager for each Fund. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 23 years of investment experience. Daniel J. Fuss—Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Strategic Income Fund since 1995 and served as co-portfolio manager of the Loomis Sayles Investment Grade Bond Fund from its inception in 1996 until 2012, at which time his title changed to portfolio manager. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designations of Chartered Financial Analyst and Chartered Investment Counselor. He received a B.S. and an M.B.A. from Marquette University and has over 54 years of investment experience. Christopher T. Harms—Christopher T. Harms has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since 2012. Mr. Harms, Vice President of Loomis Sayles, joined Loomis Sayles in 2010 as a product manager for the fixed income group. Prior to joining Loomis Sayles, Mr. Harms was a senior vice president and managing director of an investment management team at CapitalSource Bank. Previously, Mr. Harms was a managing director and senior fixed income portfolio manager at Mackay Shields. He earned a B.S.B.A. from Villanova University and an M.B.A. from Drexel University. Mr. Harms has over 32 years of investment industry experience. Brian P. Kennedy—Brian P. Kennedy has served as portfolio manager of the Loomis Sayles Investment Grade Bond Fund since 2013. Mr. Kennedy, Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1994 as a structured finance and government bond trader. He moved over to credit trading in 2001, where he traded high yield bonds and initiated Loomis Sayles’ trading of bank loans. Mr. Kennedy was promoted to product manager in 2009. Prior to joining Loomis Sayles, he was a senior fund accountant at the Boston Company. He received a B.S. from Providence College, an M.B.A. from Babson College and has over 22 years of investment experience. Peter W. Palfrey—Peter W. Palfrey has served as co-portfolio manager of the Loomis Sayles Core Plus Bond Fund since 1996 (including service until 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Palfrey, Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 29 years of investment experience. Richard G. Raczkowski—Richard G. Raczkowski has served as a co-portfolio manager of theLoomis Sayles Core Plus Bond Fund since 1999 (including service until 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 23 years of investment experience. David W. Rolley—David W. Rolley has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in 2008. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. Mr. Rolley holds the designation of Chartered Financial Analyst. He received a B.A. from Occidental College, studied graduate economics at the University of Pennsylvania and has over 32 years of investment experience. Clifton V. Rowe—Clifton V. Rowe has served as co-portolio manager of the Loomis Sayles Limited Term Government and Agency Fund since 2001. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, he served as a trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 20 years of investment experience. Lynda L. Schweitzer—Lynda L. Schweitzer has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in 2008. Ms. Schweitzer, Vice President of Loomis Sayles, began her investment career in 1986 and joined Loomis Sayles in 2001. Ms. Schweitzer holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Rochester, an M.B.A. from Boston University and has over 26 years of investment experience. Elaine M. Stokes—Elaine M. Stokes served as associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund from 2006, the Loomis Sayles High Income Fund from 2007 and the Loomis Sayles Strategic Income Fund from 2007 until 2012, at which time her title changed to portfolio manager for each Fund. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 25 years of investment experience.

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Management Team

Kurt L. Wagner—Kurt L. Wagner has served as co-portfolio manager of Loomis Sayles Limited Term Government and Agency Fund since 2012. Mr. Wagner, Vice President and portfolio manager for the fixed income group’s core and investment grade corporate bond strategies of Loomis Sayles, joined Loomis Sayles in 1994. Prior to joining Loomis Sayles, he was a fixed income portfolio manager for Fiduciary Management Associates and a senior pension investment analyst for Commonwealth Edison. Mr. Wagner earned a B.A. from Haverford College and an M.B.A. from the University of Chicago. Mr. Wagner holds the designations of Chartered Financial Analyst and Chartered Investment Counselor and has 34 years of investment management experience. Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds. Fund Services Investing in the Funds Choosing a Share Class Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs, with the exception of Class B shares, which are closed to new and additional investments. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you. Class A Shares
  You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”
  You pay lower annual expenses than Class B, Class C and Admin Class shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.
  You pay higher expenses than Class N and Class Y shares.
  You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.
If you were a Retail Class shareholder of a Fund as of the date such shares were redesignated Class A shares, you are eligible to purchase Class A shares without a sales charge, provided you have held fund shares in your existing account since that date. Due to operational limitations at your financial intermediary, a sales charge or contingent deferred sales charge (“CDSC”) may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a Retail Class shareholder of the Fund and are eligible to purchase Class A shares without a sales charge. Notwithstanding the foregoing, former Retail Class shareholders may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details. Class B Shares
  No new accounts may be opened and no additional investments may be made in Class B shares.
  You pay higher expenses than Class A, Class N, Class Y and Admin Class shares.
  You pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section “How Sales Charges Are Calculated.”
  Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.
Class C Shares
  You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.
  You pay higher annual expenses than Class A, Class N, Class Y and Admin Class shares.
  You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.
  Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within 18 months of purchase.

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Class N Shares
  The shares are available to a limited type of investor. See the section “Purchase and Sale of Fund Shares.”
  You have no minimum initial investment.
  You do not pay a sales charge when you buy Class N shares. All of your money goes to work for you right away.
  You do not pay a sales charge on redemptions.
  You pay lower annual expenses than Class A, Class B, Class C, Class Y and Admin Class shares, giving you the potential for higher returns per share.
Class Y Shares
  The shares are available to a limited type of investor. See the section “Purchase and Sale of Fund Shares.”
  You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”
  You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.
  You do not pay a sales charge on redemptions.
  You pay lower annual expenses than Class A, Class B, Class C and Admin Class shares, giving you the potential for higher returns per share.
  You pay higher annual expenses than Class N shares.
Admin Class Shares
  The shares are available to a limited type of investor. See the section “Purchase and Sale of Fund Shares.”
  You have no minimum initial investment.
  You do not pay a sales charge when you buy Admin Class shares. All of your money goes to work for you right away.
  You do not pay a sales charge on redemptions.
  You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.
  You pay higher annual expenses than Class A, Class N and Class Y shares.
For information about a Fund’s expenses, see the section “Fund Fees & Expenses” in each Fund Summary. Certificates Certificates will not be issued or honored for any class of shares. How Sales Charges Are Calculated Class A Shares The price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge”) which varies depending upon the size of your purchase: Class A Sales Charges*
	All Funds Except Limited Term Government and Agency Fund
Your Investment	As a % of offering price	As a % of your investment
Less than $100,000	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more**	0.00%	0.00%
	Limited Term Government and Agency Fund
Your Investment	As a % of offering price	As a % of your investment
Less than $100,000	3.00%	3.09%
$ 100,000 – $249,999	2.50%	2.56%
$ 250,000 – $499,999	2.00%	2.04%
$ 500,000 – $999,999	1.25%	1.27%
$1,000,000 or more**	0.00%	0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	Not imposed on shares that are purchased with reinvested dividends or other distributions.
**	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Funds. You may be required to provide certain

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records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds’ website at ngam.natixis.com (click on “Sales Charges” at the bottom of the home page) or in the SAI. Reducing Front-End Sales Charges There are several ways you can lower your sales charge for Class A shares, including:
  Letter of Intent—By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more within 13 months. Purchases of all shares may be used toward meeting the Letter of Intent.
  Cumulative Purchase Discount—You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.
  Combining Accounts—This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.
Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor. Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts. Eliminating Front-End Sales Charges and CDSCs Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
  Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
  Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);
  Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
  Participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;
  Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;
  Investments of $5 million or more in Limited Term Government and Agency Fund by corporations purchasing shares for their own account, credit unions or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity;
  Clients of an adviser or subadviser to any Natixis Fund with investments of $25,000 or more in the Natixis Funds; and
  Clients of NGAM Advisors that invest in a Natixis Fund that does not offer Class Y shares.
In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Repurchasing Fund Shares You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

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Eliminating the CDSC As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability. Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC. Class B Shares No new accounts may be opened and no additional investments may be made in Class B shares. There is a CDSC on shares that are sold within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the third and fourth years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund. If you previously held Class B shares in Natixis Cash Management Trust - Money Market Series, your shares may have stopped aging until they were exchanged into Class B shares of another Natixis Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:
Class B Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	5.00%
2nd	4.00%
3rd	3.00%
4th	3.00%
5th	2.00%
6th	1.00%
Thereafter	0.00%
Eliminating the CDSC As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability. Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC. Class C Shares The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.
Class C Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%
Eliminating the CDSC As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC. How the CDSC is Applied to Your Shares The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:
  Is calculated based on the number of shares you are selling;

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  Calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower in order to minimize your CDSC;
  Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
  Applies to redemptions made within the time frame shown above for each class.
A CDSC will not be charged on:
  Increases in NAV above the purchase price;
  Shares you acquired by reinvesting your dividends or capital gains distributions; or
  Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
To minimize the amount of the CDSC you may pay when you redeem shares, the relevant Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest). Because distribution and service (12b-1) fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees. Class N, Class Y and Admin Class Shares The offering price of Class N, Class Y and Admin Class shares is their NAV without a front-end load sales charge. No CDSC applies when you redeem your shares. You must meet eligible criteria in order to invest in Class N, Class Y or Admin Class shares. Compensation to Securities Dealers As part of their business strategies, each Fund pays securities dealers and other financial institutions (collectively, “dealers”) that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Class A, Class B and Class C pay an annual service fee each of 0.25% of their respective average daily net assets. The Admin Class of Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund also pay a 12b-1 fee of 0.25% of average daily net assets. In addition to a service fee, each Fund’s Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees and service (12b-1) fees are paid out of each Fund’s assets on an ongoing basis, over time these fees for Class B, Class C and Admin Class shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares. In addition, each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund’s service provider, provides services to Fund shareholders. The Distributor, a Fund’s Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares; such payments will not be made with respect to Class N shares. These payments may be in addition to payments made by each Fund for similar services. The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between

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an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. It’s Easy to Open an Account To Open an Account with Natixis Funds: 1.   Read this Prospectus carefully. Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. 2.   Determine how much you wish to invest. See the information regarding investment minimums for various types of accounts in the section “Purchase and Sale of Fund Shares.”
  For Class A and C shares, the Distributor, at its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document. For Class Y, minimums are waived for such accounts.
  The Distributor, at its sole discretion, may waive the investment minimums for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP and Keogh Plans using the Natixis Funds’ prototype document.
  The Funds are not available to new SIMPLE IRAs.
  Class A and Class Y shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum.
  At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of a Fund below the stated minimums.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of a Fund below stated minimums.
3.   Complete the appropriate parts of the applicable account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus. 4.   Use the sections of this Prospectus that follow as your guide for purchasing shares. Minimum Balance Policy
 (Excludes Class N, Class Y and Admin Class shares) In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $50 for direct accounts and $500 for networked accounts. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using the Natixis Funds’ prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with wrap fee programs or defined contribution plans, are excepted from the liquidation. However, the Funds reserve the right to liquidate any account with a balance of one share or less regardless of the account type. Self-Servicing Your Account
(Excludes Class N shares) Buying or selling shares is easy with the services described below (certain restrictions may apply): Natixis Funds Personal Access Line® 800-225-5478, press 1 Natixis Funds Website ngam.natixis.com You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

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  purchase, exchange or redeem shares in your existing accounts;
  review your account balance, recent transactions, Fund prices and recent performance;
  order duplicate account statements; and
  obtain tax information.
Please see the following pages for other ways to buy, exchange or sell your shares.

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Buying Shares Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. Class N and Admin Class shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for certain retirement plans held in an omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be exchanged or purchased through the website or through the Personal Access Line® .
	Opening an Account	Adding to an Account
Through Your Investment Dealer	•Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com to 1) obtain a current prospectus for the fund into which you are exchanging and 2) request an exchange.
•In writing: Mail request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com to request an exchange.
•In writing: Mail request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
By Wire	•Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579. For Class Y only: Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.	•Visit ngam.natixis.com or contact Natixis Funds at 800-225-5478 to add shares to your account by wire.
•Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.
•Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.
Through Automated Clearing House (“ACH”)	•Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. •Ask your bank or credit union whether it is a member of the ACH system.	•Call Natixis Funds at 800-225-5478 or visit ngam.natixis.com to add shares to your account through ACH.
•If you have not signed up for the ACH system, please call Natixis Funds or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”

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Opening an Account	Adding to an Account
Automatic Investing Through Investment Builder	•Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application. The Fund minimum must be met in order to establish an account.
•Ask your bank or credit union whether it is a member of the ACH system.	•If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•See the section “Additional Investor Services.”
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”
Selling Shares To Sell Some or All of Your Shares Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased by check, through ACH or Investment Builder. See the section “Restrictions on Buying, Selling and Exchanging Shares.” Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change. Class N shares are not eligible to be exchanged or redeemed through the website or through the Personal Access Line® ..
Through Your Investment Dealer	•Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail	•Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”
•The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
•Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
•Proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com.
•Call Natixis Funds or visit ngam.natixis.com to request an exchange.
By Wire	•Complete the “Bank Information” section on your account application.
•Call Natixis Funds at 800-225-5478, visit ngam.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
•Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.” A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire. If you have not signed up for banking information on your application, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

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Through ACH	•Ask your bank or credit union whether it is a member of the ACH system.
•Complete the “Bank Information” section on your account application.
•If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•Call Natixis Funds or visit ngam.natixis.com to request an ACH redemption or indicate in your redemption letter that you wish to have your proceeds sent to your bank through ACH.
•Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Telephone	•Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
•Redemptions by check in the amount greater than $100,000 must be done in writing.
By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)	•Call Natixis Funds at 800-225-5478 or your financial representative for more information.
•Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Check (for Class A shares of Limited Term Government and Agency Fund)	•Select the check writing option on your application and complete the signature card.
•To add this privilege to an existing account, call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•Each check must be written for $250 or more.
•You may not close your account by withdrawal check. Please call your financial representative or Natixis Funds at 800-225-5478 to close an account.
Selling Shares in Writing If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation. A medallion signature guarantee protects you against fraudulent orders and is necessary if:
  your address of record or bank account information has been changed within the past 30 days;
  you are selling more than $100,000 worth of shares and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to a new custodian);
  a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
  the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
  a financial representative or securities dealer;
  a federal savings bank, cooperative or other type of bank;
  a savings and loan or other thrift institution;
  a credit union; or
  a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

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Exchanging Shares In general, you may exchange Class A, Class B, Class C, Class N, Class Y or Admin Class shares of each Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC, if applicable (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section “Additional Investor Services”). You may exchange Class Y shares of a Fund, subject to minimum investment requirements, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Class N shares are not eligible to be exchanged through the website or through the Personal Access Line® . In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of a Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must follow the procedures set forth by the Distributor. Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder. Class A shares of a fund acquired by Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned), Natixis and Natixis affiliate benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC. Class A, Class Y or Admin Class shares of a Fund held in an omnibus fashion by employer-sponsored retirement plans may be exchanged for Class N shares of the same Fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Class N shares. In order to exchange shares, a representative of the employer-sponsored retirement plan must follow the procedures set forth by the Distributor. Due to operational limitations at your financial intermediary, your ability to exchange between share classes of the same fund may be limited. Please consult your financial representative for more information. Cost Basis Reporting. Upon the redemption or exchange of your shares in a Fund, the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 800-225-5478, visit ngam.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you. Restrictions on Buying, Selling and Exchanging Shares The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of each Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment-grade securities or small-cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.

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Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “Selling Shares.” Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and his or her financial intermediary, if any, a written warning. After the detection of a second violation ( i.e., two more round trip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder’s control in any Natixis Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that a Fund and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares. This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for market timing and are not likely to engage in abusive trading. Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund and the Distributor, as well as an adviser to a Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of the Fund’s stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity. Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund. Purchase Restrictions Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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Selling Restrictions The table below describes restrictions placed on selling shares of a Fund. Please see the SAI for additional information regarding redemption payment policies.
Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.
•During an emergency as permitted by the SEC.
•During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	•With a notice of a dispute between registered owners or death of a registered owner. •With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the Adviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	•When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash. How Fund Shares Are Priced NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:
  A share’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, Boston Financial Data Services, Inc., “in good order” (meaning that the order is complete and contains all necessary information).1
  Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.
  If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.
1	Please see the section “Buying Shares,” which provides additional information regarding who can receive a purchase order.

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Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “Buying Shares” and “Selling Shares.” Generally, Fund securities are valued as follows:
  Equity securities—last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.
  Debt securities (other than short-term obligations)—based upon evaluated prices furnished to a Fund by an independent pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, if available, or quotations obtained from broker-dealers.
  Senior Loans—bid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
  Short-term obligations (purchased with an original or remaining maturity of 60 days or less)—amortized cost (which approximates market value).
  Securities traded on foreign exchanges—market price on the foreign exchange, unless a Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair-valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.
  Swaps—market value based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
  Swaptions—mid prices (between the bid price and the ask price) supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
  Options—domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations. Currency options are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other over-the-counter options contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.
  Futures—current settlement price.
  Foreign Currency Forward Contracts—interpolated prices determined based on information provided by an independent pricing service.
  All other securities—fair market value as determined by the Adviser of a Fund pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund. Dividends and Distributions The Funds generally distribute all or substantially all of their net investment income (other than capital gains) in the form of dividends. Each Fund except the Loomis Sayles Limited Term Government and Agency Fund declares and pays dividends for each class monthly. The Loomis Sayles Limited Term Government and Agency Fund declares dividends for each class daily and pays them monthly. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually. Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:
  Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”
  Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.

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  Receive all distributions in cash.
If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the United States Postal Service and your account is still open, each Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check. For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478. If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested. Tax Consequences Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences. Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders. Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Funds are not managed with a view toward minimizing taxes imposed on such shareholders. Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses and that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in and taxed at the reduced rates applicable to net capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of their distributions to be treated as qualified dividend income. Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax is imposed on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received. Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund’s dividends that are derived from such interest. Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, the investor should consult a tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan. Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and the shareholder held the shares for more than one year.

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Taxation of Certain Fund Investments. A Fund’s investment in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements. Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding to taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) if the shareholder does not furnish the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding rate is currently 28%. Please see the SAI for additional information on the federal income tax consequences of investing in the Funds. You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes. Additional Investor Services Retirement Plans Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs and other pension and profit sharing plans. Refer to the section “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478. Investment Builder Program This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.” Dividend Diversification Program This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully. Automatic Exchange Plan Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan. Systematic Withdrawal Plan This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.” Natixis Funds Personal Access Line®

(Excludes Class N shares)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply. Natixis Funds Website
(Excludes Class N shares)
Visit us at ngam.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

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Financial Performance The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor. The Class N shares of the Funds are newly formed and have no performance history as of the date of this prospectus. Therefore, the financial highlights tables included are for Class A, B, C, Y and Admin Class shares only.

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Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b,c]	Net asset value, end of the period	Total return(%)[d,e]	Net assets, end of the period (000’s)	Net expenses(%)[f,g]	Gross expenses(%)[g]	Net investment income(%)[g]	Portfolio turnover rate(%)
CORE PLUS BOND FUND
Class A
9/30/2012	$12.71	$0.43	$1.07	$1.50	$(0.50)	$(0.19)	$(0.69)	$—	$13.52	12.18	$479,823	0.82	0.82	3.31	78
9/30/2011	12.75	0.52	0.03[h]	0.55	(0.59)	—	(0.59)	—	12.71	4.42	237,759	0.87	0.87	4.07	86
9/30/2010	11.91	0.54	0.91	1.45	(0.61)	—	(0.61)	—	12.75	12.55	214,723	0.90	0.90	4.41	87
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	—	(0.66)	—	11.91	20.07	140,779	0.90	0.97	5.43	102
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	—	(0.61)	0.00	10.54	(1.61)	115,873	0.93	1.04	4.86	82
Class B
9/30/2012	12.75	0.34	1.07	1.41	(0.40)	(0.19)	(0.59)	—	13.57	11.38	2,386	1.57	1.57	2.61	78
9/30/2011	12.79	0.42	0.03[h]	0.45	(0.49)	—	(0.49)	—	12.75	3.60	3,092	1.62	1.62	3.32	86
9/30/2010	11.95	0.44	0.92	1.36	(0.52)	—	(0.52)	—	12.79	11.64	4,490	1.65	1.65	3.64	87
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	—	(0.57)	—	11.95	19.19	7,028	1.65	1.72	4.66	102
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	—	(0.51)	0.00	10.57	(2.21)	10,481	1.70	1.80	3.92	82
Class C
9/30/2012	12.71	0.33	1.08	1.41	(0.40)	(0.19)	(0.59)	—	13.53	11.46	275,346	1.57	1.57	2.55	78
9/30/2011	12.76	0.42	0.02[h]	0.44	(0.49)	—	(0.49)	—	12.71	3.56	137,836	1.62	1.62	3.32	86
9/30/2010	11.92	0.45	0.91	1.36	(0.52)	—	(0.52)	—	12.76	11.71	123,123	1.65	1.65	3.66	87
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	—	(0.58)	—	11.92	19.20	77,081	1.65	1.72	4.69	102
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	—	(0.53)	0.00	10.55	(2.32)	26,698	1.68	1.79	4.17	82
Class Y
9/30/2012	12.78	0.46	1.09	1.55	(0.53)	(0.19)	(0.72)	—	13.61	12.54	634,946	0.58	0.58	3.50	78
9/30/2011	12.82	0.55	0.03[h]	0.58	(0.62)	—	(0.62)	—	12.78	4.65	143,215	0.62	0.62	4.31	86
9/30/2010	11.97	0.57	0.92	1.49	(0.64)	—	(0.64)	—	12.82	12.85	69,322	0.65	0.65	4.66	87
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	—	(0.69)	—	11.97	20.37	34,394	0.65	0.68	5.67	102
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	—	(0.64)	0.00	10.60	(1.36)	20,407	0.68	0.75	5.14	82
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Effective June 2, 2008, redemption fees were eliminated.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
f	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
g	Computed on an annualized basis for periods less than one year, if applicable.
h	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

72

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b]	Net asset value, end of the period	Total return(%)[c,d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
HIGH INCOME FUND
Class A
9/30/2012	$4.46	$0.24	$0.59	$0.83	$(0.30)	$(0.39)	$(0.69)	$ —	$4.60	20.90	$95,876	1.15	1.19	5.50	34
9/30/2011	4.91	0.28	(0.42)	(0.14)	(0.31)	—	(0.31)	—	4.46	(3.30)	59,907	1.15[g]	1.15[g]	5.60	67
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)	—	4.91	17.05	68,011	1.15	1.20	6.72	56
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)	0.00[h]	4.49	15.97	59,944	1.15	1.28	8.82	30
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)	0.00	4.24	(10.98)	38,577	1.15	1.40	7.01	27
Class B
9/30/2012	4.47	0.21	0.58	0.79	(0.26)	(0.39)	(0.65)	—	4.61	19.93	560	1.90	1.94	4.79	34
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)	—	4.47	(4.04)	738	1.90[g]	1.90[g]	4.90	67
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)	—	4.92	16.13	1,209	1.90	1.94	6.00	56
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)	0.00[h]	4.50	15.06	1,569	1.90	2.06	8.32	30
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)	0.00	4.25	(11.64)	2,267	1.90	2.15	6.15	27
Class C
9/30/2012	4.47	0.21	0.59	0.80	(0.27)	(0.39)	(0.66)	—	4.61	19.96	16,863	1.90	1.94	4.78	34
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)	—	4.47	(4.02)	15,790	1.90[g]	1.90[g]	4.89	67
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)	—	4.92	16.15	19,312	1.90	1.95	5.97	56
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)	0.00[h]	4.50	15.37	17,827	1.90	2.03	8.09	30
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)	0.00	4.24	(11.62)	9,945	1.90	2.15	6.32	27
Class Y
9/30/2012	4.46	0.26	0.57	0.83	(0.31)	(0.39)	(0.70)	—	4.59	20.93	110,917	0.90	0.95	5.78	34
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)	—	4.46	(2.86)	38,011	0.90[g]	0.90[g]	5.86	67
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)	—	4.90	17.11	69,887	0.90	0.93	7.02	56
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)	0.00[h]	4.49	16.29	105,713	0.90	0.92	8.32	30
9/30/2008*	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)	0.01	4.24	(9.10)	3,833	0.90	1.15	8.03	27
*	From commencement of Class operations on February 29, 2008 through September 30, 2008.
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	Computed on an annualized basis for periods less than one year, if applicable.
g	Includes fee/expense recovery of 0.01%.
h	Effective June 1, 2009, redemption fees were eliminated.

73

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b]	Net asset value, end of the period	Total return(%)[c,d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
INTERNATIONAL BOND FUND
Class A
9/30/2012	$10.94	$0.19	$0.62	$0.81	$(0.94)	$(0.37)	$(1.31)	$ —	$10.44	8.42	$11,898	1.09[g,h]	1.85	1.83	169
9/30/2011	11.17	0.25	0.06[i]	0.31	(0.40)	(0.14)	(0.54)	—	10.94	2.70	10,927	1.10	1.64	2.26	136
9/30/2010	10.84	0.22	0.48	0.70	(0.29)	(0.08)	(0.37)	—	11.17	6.66	18,758	1.10	1.49	2.14	128
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)	—	10.84	20.41	8,479	1.10	2.11	3.29	91
9/30/2008[j]	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)	0.00[k]	9.19	(6.37)	1,953	1.10	2.95	2.66	60
Class C
9/30/2012	10.87	0.12	0.61	(0.73)	(0.86)	(0.37)	(1.23)	—	10.37	7.64	4,355	1.84[g,h]	2.61	1.13	169
9/30/2011	11.11	0.17	0.05[i]	0.22	(0.32)	(0.14)	(0.46)	—	10.87	1.87	7,503	1.85	2.40	1.52	136
9/30/2010	10.82	0.15	0.46	0.61	(0.24)	(0.08)	(0.32)	—	11.11	5.86	6,145	1.85	2.24	1.40	128
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)	—	10.82	19.58	2,955	1.85	2.93	2.56	91
9/30/2008[j]	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)	0.01[k]	9.18	(6.95)	683	1.85	3.70	1.92	60
Class Y
9/30/2012	10.93	0.21	0.63	0.84	(0.96)	(0.37)	(1.33)	—	10.44	8.68	3,264	0.85[g,h]	1.60	2.05	169
9/30/2011	11.16	0.28	0.06[i]	0.34	(0.43)	(0.14)	(0.57)	—	10.93	3.06	5,852	0.85	1.36	2.47	136
9/30/2010	10.82	0.25	0.47	0.72	(0.30)	(0.08)	(0.38)	—	11.16	6.92	8,908	0.85	1.23	2.41	128
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)	—	10.82	20.73	13,049	0.85	1.92	3.53	91
9/30/2008[j]	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)	0.01[k]	9.18	(6.39)	9,981	0.85	2.48	2.74	60
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01, per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	Computed on an annualized basis for periods less than one year, if applicable.
g	Effective July 1, 2012, the expense limit decreased from 1.10%, 1.85% and 0.85% to 1.05%, 1.80% and 0.80% for Class A, Class C and Class Y shares, respectively.
h	Includes interest expense from bank overdraft charges of less than 0.01%. Without this expense the ratio of net expenses would have been 1.09%, 1.84% and 0.84% for Class A, Class C and Class Y shares, respectively.
i	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.
j	From commencement of operations on February 1, 2008 through September 30, 2008.
k	Effective June 2, 2008, redemption fees were eliminated.

74

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b,c]	Net assets, end of the period (000’s)	Net expenses(%)[d,e]	Gross expenses(%)[e]	Net investment income(%)[e]	Portfolio turnover rate(%)
INVESTMENT GRADE BOND FUND
Class A
9/30/2012	$12.12	$0.51	$0.86	$1.37	$(0.62)	$(0.11)	$(0.73)	$12.76	11.74	$2,960,119	0.84	0.84	4.17	19
9/30/2011	12.56	0.57	(0.15)	0.42	(0.60)	(0.26)	(0.86)	12.12	3.47	2,705,810	0.81	0.81	4.56	19
9/30/2010	11.64	0.55	0.96	1.51	(0.56)	(0.03)	(0.59)	12.56	13.41	3,092,956	0.81	0.81	4.58	25
9/30/2009	10.54	0.60	1.22	1.82	(0.59)	(0.13)	(0.72)	11.64	18.64	2,946,489	0.80	0.80	5.87	30
9/30/2008	11.73	0.60	(1.15)	(0.55)	(0.64)	—	(0.64)	10.54	(5.12)	1,867,335	0.80	0.80	5.20	35
Class B
9/30/2012	12.06	0.42	0.86	1.28	(0.53)	(0.11)	(0.64)	12.70	10.96	12,507	1.59	1.59	3.42	19
9/30/2011	12.50	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)	12.06	2.70	13,549	1.56	1.56	3.81	19
9/30/2010	11.59	0.45	0.95	1.40	(0.46)	(0.03)	(0.49)	12.50	12.43	17,113	1.65	1.65	3.74	25
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)	11.59	17.59	17,489	1.67	1.67	5.07	30
9/30/2008	11.68	0.50	(1.14)	(0.64)	(0.54)	—	(0.54)	10.50	(5.88)	16,009	1.65[f]	1.65[f]	4.29	35
Class C
9/30/2012	12.03	0.42	0.85	1.27	(0.53)	(0.11)	(0.64)	12.66	10.91	2,281,142	1.59	1.59	3.42	19
9/30/2011	12.47	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)	12.03	2.71	2,091,834	1.56	1.56	3.81	19
9/30/2010	11.56	0.46	0.96	1.42	(0.48)	(0.03)	(0.51)	12.47	12.58	2,593,324	1.56	1.56	3.83	25
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)	11.56	17.80	2,495,305	1.56	1.56	5.09	30
9/30/2008	11.66	0.51	(1.15)	(0.64)	(0.55)	—	(0.55)	10.47	(5.84)	1,333,421	1.55	1.55	4.45	35
Class Y
9/30/2012	12.13	0.54	0.86	1.40	(0.65)	(0.11)	(0.76)	12.77	12.01	6,817,911	0.59	0.59	4.41	19
9/30/2011	12.56	0.60	(0.14)	0.46	(0.63)	(0.26)	(0.89)	12.13	3.81	4,887,742	0.56	0.56	4.81	19
9/30/2010	11.65	0.58	0.95	1.53	(0.59)	(0.03)	(0.62)	12.56	13.60	4,473,001	0.56	0.56	4.82	25
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)	11.65	18.94	3,531,187	0.54	0.54	6.01	30
9/30/2008	11.73	0.64	(1.15)	(0.51)	(0.67)	—	(0.67)	10.55	(4.79)	1,044,046	0.53	0.53	5.48	35
Admin Class
9/30/2012	12.11	0.48	0.85	1.33	(0.59)	(0.11)	(0.70)	12.74	11.41	15,968	1.09	1.09	3.89	19
9/30/2011	12.55	0.54	(0.15)	0.39	(0.57)	(0.26)	(0.83)	12.11	3.26	5,967	1.07	1.07	4.32	19
9/30/2010*	11.80	0.33	0.73	1.06	(0.31)	—	(0.31)	12.55	9.13	879	1.08	7.68	4.06	25
*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
c	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
d	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
e	Computed on an annualized basis for periods less than one year, if applicable.
f	Includes fee/expense recovery of less than 0.01%.

75

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains[b]	Total distributions	Net asset value, end of the period	Total return(%)[c,d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2012	$11.87	$0.18	$0.28	$0.46	$(0.29)	$(0.00)	$(0.29)	$12.04	3.94	$357,870	0.85	0.90	1.54	56
9/30/2011	12.02	0.17	0.03	0.20	(0.26)	(0.09)	(0.35)	11.87	1.71	293,675	0.85	0.92	1.44	66
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	(0.27)	12.02	6.03	164,265	0.89	0.97	1.73	89
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)	11.60	9.05	118,619	0.90	0.99	3.10	77
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)	10.98	4.29	105,047	0.92	1.07	4.04	52
Class B
9/30/2012	11.86	0.10	0.27	0.37	(0.20)	(0.00)	(0.20)	12.03	3.17	8,370	1.60	1.65	0.81	56
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	(0.26)	11.86	1.04	10,976	1.60	1.68	0.72	66
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)	12.00	5.16	4,049	1.64	1.72	1.00	89
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)	11.59	8.24	4,442	1.65	1.74	2.32	77
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)	10.97	3.52	4,532	1.67	1.82	3.29	52
Class C
9/30/2012	11.88	0.10	0.27	0.37	(0.20)	(0.00)	(0.20)	12.05	3.17	75,522	1.60	1.65	0.80	56
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	(0.26)	11.88	0.96	68,776	1.60	1.67	0.68	66
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)	12.03	5.24	75,984	1.64	1.72	0.98	89
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)	11.61	8.24	50,973	1.65	1.74	2.32	77
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)	10.99	3.62	22,711	1.66	1.83	3.29	52
Class Y
9/30/2012	11.91	0.21	0.28	0.49	(0.32)	(0.00)	(0.32)	12.08	4.19	220,444	0.60	0.65	1.77	56
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	(0.38)	11.91	2.05	130,874	0.60	0.67	1.68	66
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)	12.05	6.20	95,847	0.63	0.71	1.94	89
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)	11.64	9.40	28,004	0.65	0.72	3.42	77
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)	11.01	4.55	6,577	0.67	0.72	4.28	52
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
d	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	Computed on an annualized basis for periods less than one year, if applicable.

76

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fee[b,c]	Net asset value, end of the period	Total return(%)[d,e]	Net assets, end of the period (000’s)	Net expenses(%)[f,g]	Gross expenses(%)[g]	Net investment income(%)[g]	Portfolio turnover rate(%)
STRATEGIC INCOME FUND
Class A
9/30/2012	$14.21	$0.72	$1.21	$1.93	$(0.84)	$—	$(0.84)	$—	$15.30	14.02	$5,155,287	0.96	0.96	4.84	30
9/30/2011	14.69	0.77	(0.42)	0.35	(0.83)	—	(0.83)	—	14.21	2.20	5,262,765	0.95	0.95	5.10	25
9/30/2010	13.39	0.80	1.31	2.11	(0.81)	—	(0.81)	—	14.69	16.20	5,758,070	0.96	0.96	5.67	27
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)	—	13.39	20.56	5,544,029	0.99	0.99	7.74	39
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)	0.00	12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
Class B
9/30/2012	14.30	0.61	1.23	1.84	(0.73)	—	(0.73)	—	15.41	13.15	89,552	1.70	1.70	4.11	30
9/30/2011	14.78	0.66	(0.43)	0.23	(0.71)	—	(0.71)	—	14.30	1.48	107,400	1.70	1.70	4.35	25
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)	—	14.78	15.39	137,268	1.71	1.71	4.92	27
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)	—	13.46	19.62	148,887	1.74	1.74	7.02	39
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)	0.00	12.16	(15.19)	161,751	1.72	1.73	5.78	24
Class C
9/30/2012	14.29	0.61	1.23	1.84	(0.74)	—	(0.74)	—	15.39	13.18	5,064,186	1.71	1.71	4.08	30
9/30/2011	14.77	0.66	(0.43)	0.23	(0.71)	—	(0.71)	—	14.29	1.42	4,666,077	1.70	1.70	4.35	25
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)	—	14.77	15.40	5,146,164	1.71	1.71	4.92	27
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)	—	13.45	19.66	4,894,546	1.74	1.74	6.95	39
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)	0.00	12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
Class Y
9/30/2012	14.20	0.75	1.22	1.97	(0.88)	—	(0.88)	—	15.29	14.31	4,339,240	0.71	0.71	5.05	30
9/30/2011	14.68	0.81	(0.43)	0.38	(0.86)	—	(0.86)	—	14.20	2.46	2,807,777	0.70	0.70	5.35	25
9/30/2010	13.38	0.83	1.31	2.14	(0.84)	—	(0.84)	—	14.68	16.50	2,521,337	0.71	0.71	5.92	27
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)	—	13.38	20.91	2,057,888	0.72	0.72	7.76	39
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)	0.00	12.09	(14.34)	783,058	0.72	0.72	6.88	24
Admin Class
9/30/2012	14.18	0.67	1.23	1.90	(0.81)	—	(0.81)	—	15.27	13.79	49,486	1.21	1.21	4.52	30
9/30/2011	14.66	0.73	(0.42)	0.31	(0.79)	—	(0.79)	—	14.18	1.98	25,424	1.21	1.21	4.87	25
9/30/2010*	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)	—	14.66	9.61	4,379	1.24	1.24	5.52	27
*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Effective June 2, 2008, redemption fees were eliminated.
d	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
e	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
f	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
g	Computed on an annualized basis for periods less than one year, if applicable.

77

Glossary of Terms Average Credit Quality  —  A fund’s adviser determines average credit quality in good faith and in accordance with its established policies. The fund’s adviser may determine average credit quality differently than other funds and advisers, and therefore comparisons of average credit quality may not always be appropriate. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. Bottom-up approach — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services. Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year. Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually provided by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade. Derivative — A financial instrument whose value and performance are based on the value and performance of another security, asset, index or financial instrument. Discounted price — The difference between a bond’s current market price and its face or redemption value. Diversification — The strategy of investing in a wide range of companies or securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses. Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates. Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index. Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate. Maturity — The final date on which the payment of a debt instrument ( e.g. , bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years. Net assets — A fund’s assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes. Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a fund’s total net assets by the number of shares outstanding. Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid. Structured notes — Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index. Swaps — Swap agreements are individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a credit default swap, one party agrees to make periodic payments to a counterparty, in exchange for the right to receive a payment in the event of default of the underlying reference security. Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund. Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

78

If you would like more information about the Funds, the following documents are available free upon request: Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference. For a free copy of the Funds’ annual or semiannual reports or their SAI, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at ngam.natixis.com or call the Funds at 800-225-5478. Important Notice Regarding Delivery of Shareholder Documents: In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request. Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.
Investment Company Act File No. 811-04323
Investment Company Act File No. 811-06241
 XB51-0213

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2013

NATIXIS FUNDS TRUST I

Loomis Sayles Core Plus Bond Fund

Class A (NEFRX), Class B (NERBX), Class C (NECRX), Class N (NERNX) and Class Y (NERYX)

LOOMIS SAYLES FUNDS II

Loomis Sayles Global Equity and Income Fund

Class A (LGMAX), Class C (LGMCX) and Class Y (LSWWX)

Loomis Sayles Growth Fund

Class A (LGRRX), Class B (LGRBX), Class C (LGRCX), Class N (LGRNX) and Class Y (LSGRX)

Loomis Sayles High Income Fund

Class A (NEFHX), Class B (NEHBX), Class C (NEHCX) and Class Y (NEHYX)

Loomis Sayles International Bond Fund

Class A (LSIAX), Class C (LSICX) and Class Y (LSIYX)

Loomis Sayles Investment Grade Bond Fund

Class A (LIGRX), Class B (LGBBX), Class C (LGBCX), Class N (LGBNX), Class Y (LSIIX) and Admin Class (LIGAX)

Loomis Sayles Limited Term Government and Agency Fund

Class A (NEFLX), Class B (NELBX), Class C (NECLX) and Class Y (NELYX)

Loomis Sayles Mid Cap Growth Fund

Class A (LAGRX), Class C (LSACX), Class N (LSANX) and Class Y (LSAIX)

Loomis Sayles Strategic Income Fund

Class A (NEFZX), Class B (NEZBX), Class C (NECZX), Class N (NEZNX), Class Y (NEZYX) and Admin Class (NEZAX)

Loomis Sayles Value Fund

Class A (LSVRX), Class B (LSVBX), Class C (LSCVX), Class N (LSVNX), Class Y (LSGIX) and Admin Class (LSAVX)

This Statement of Additional Information (“Statement”) contains specific information which may be useful to investors but which is not included in the Statutory Prospectuses of the series of Natixis Funds Trust I or Loomis Sayles Funds II listed above (each, a “Trust” and together, the “Trusts,” with each series being known as a “Fund”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by each Fund’s Statutory or Summary Prospectus, each dated February 1, 2013, as from time to time revised or supplemented (each a “Prospectus” and together “Prospectuses”). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from NGAM Distribution, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, by calling Natixis Funds at 800-225-5478 or by visiting the Funds’ website at ngam.natixis.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at ngam.natixis.com.

XB33-0213

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the relevant Trust’s Board of Trustees. Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in each Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”) may not:

*(1)	Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer (in each case excluding U.S. government securities, cash and cash equivalents and the securities of other investment companies); provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*†(4)	Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities and engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)	Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering, other securities, and (b) write, purchase or sell put or call options on securities, securities indices or futures contracts.

*(10)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

†(11)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

(12)	Invest, under normal circumstances, less than 80% of its net assets (plus borrowings made for investment purposes) in bond investments. The term “bond investments” includes debt securities of any maturity. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”).

(13)	Invest more than 20% of its assets, at the time of purchase, in bonds rated below BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Services, Inc. (“Fitch”) and below Baa by Moody’s Investors Service, Inc. (“Moody’s”) (commonly referred to as “junk bonds”) or, if unrated, of comparable quality as determined by Loomis Sayles.

Restrictions (2) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC.

In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in equity and fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

The Global Equity and Income Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Growth Fund (the “Growth Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries). (For purposes of this restriction, a foreign national government and its political subdivisions are considered as being in a separate industry from any other foreign national government and that government’s political subdivisions.)

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

The Growth Fund may:

(14)	Pledge its assets to the maximum extent permitted by applicable law.

The Loomis Sayles High Income Fund (the “High Income Fund”) may not:

*(1)	Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company.

*(2)	Purchase securities on “margin,” except for short-term credits as needed to clear securities purchases.

*(3)	Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities.

*(4)	Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC.

*(5)

Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indices and (b) write, purchase or sell put or call options on securities, on securities indices or on futures contracts of the type referred to in clause (a) of this restriction.

*(6)	Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans.

*(7)	Make short sales of securities or maintain a short position.

*(8)	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

*(9)	Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs.

*(10)	Underwrite the securities of other issuers.

*(11)	Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

*(12)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

*†(13)	Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets.

*(14)	Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Loomis Sayles Funds II’s First Amended and Restated Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

†(15)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

The Loomis Sayles International Bond Fund (the “International Bond Fund”) may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*†(3)	Borrow money, except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC.

The Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

*(8)	Borrow in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(9)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold.)

(10)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(11)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(12)	Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (16) below; any borrowing permitted by restriction (8) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus borrowings made for investment purposes) in investment-grade fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Investment Grade Bond Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy due to changes in the value of its portfolio holdings or other circumstances beyond its control, it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”) may not:

*(1)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(2)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*†(3)	Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities and engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(4)	Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

†(10)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain
Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

(11)	Invest, under normal circumstances, less than 80% of the Fund’s net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

Restrictions (1) and (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC.

In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

The Mid Cap Growth Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”) may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with subdivisions thereof) will be considered to be a separate industry).

(2)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer (in each case excluding U.S. government securities, cash and cash equivalents and the securities of other investment companies).

*(4)	Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

*(5)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(6)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(7)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(8)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser of the Fund or accounts under any such investment adviser’s management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(9)	Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indices, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

†(10)	Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees) .

*(11)	Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2); any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Loomis Sayles Funds II’s First Amended and Restated Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

The Strategic Income Fund may:

(12)	Pledge its assets to the maximum extent permitted by applicable law.

The Loomis Sayles Value Fund (the “Value Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

The Value Fund may:

(14)	Pledge its assets to the maximum extent permitted by applicable law.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular fund, a fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the fund shall, within three days (not including Sundays and holidays)

thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits a fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Funds may also borrow money or engage in economically similar transactions if those transactions do no constitute “senior securities” under the 1940 Act.

Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

A Fund may not purchase any illiquid security, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. This policy may be changed without a shareholder vote. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain securities which might otherwise be considered illiquid, including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, which the adviser has determined to be liquid under procedures approved by the Board of Trustees. Similarly, a Fund will not consider a security to be a restricted security for purposes of its investment restrictions if it is determined to be liquid under such procedures.

For purposes of the foregoing restrictions, the Funds do not consider a swap or other derivative contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract.

FUND CHARGES AND EXPENSES

Advisory Fees

Pursuant to separate advisory agreements, Loomis Sayles has agreed, subject to the supervision of the Board of Trustees of the relevant Trust (the “Board”), to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund other than the Core Plus Bond Fund.

For the services described in the advisory agreements, each Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory Fee Payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Core Plus Bond Fund	September 1, 2003	0.2500% of the first $100 million 0.1875% of amounts in excess of $100 million

Global Equity and Income Fund	October 30, 2000	0.750%

Growth Fund	October 30, 2000	0.500%

High Income Fund	September 12, 2003, amended July 1, 2004	0.600%

International Bond Fund	February 1, 2008	0.600%

Investment Grade Bond Fund	October 30, 2000	0.400%

Limited Term Government and Agency Fund	September 12, 2003, amended March 21, 2005 and July 1, 2010	0.500% of the first $250 million 0.400% of amounts in excess of $250 million

Mid Cap Growth Fund	October 30, 2000	0.750%

Strategic Income Fund	September 12, 2003, amended July 1, 2008	0.650% of the first $200 million 0.600% of the next $1.8 billion 0.550% of the next $13 billion 0.540% of amounts in excess of $15 billion

Value Fund	October 30, 2000	0.500%

Loomis Sayles has given a binding contractual undertaking (for all classes of the Funds in the table below) to waive the advisory fees and, if necessary, to reimburse certain expenses related to operating the Funds in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through January 31, 2014, may be terminated before then only with the consent of the Board and is reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class-by-class basis, expenses it has borne through the undertaking described above (whether through waiver of its advisory fee or otherwise) to the extent that a class’s expenses in later periods fall below the annual rate set forth in the relevant undertaking. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Loomis Sayles and NGAM Advisors, L.P. (“NGAM Advisors”) have agreed to equally bear the fee waiver and/or expense reimbursement for the Core Plus Bond Fund.

Fund	Expense Limit	Date of Undertaking
Core Plus Bond Fund		February 1, 2013
Class A	0.90%
Class B	1.65%
Class C	1.65%
Class N	0.60%
Class Y	0.65%

Global Equity and Income Fund		February 1, 2013
Class A	1.25%
Class C	2.00%
Class Y	1.00%

Growth Fund		February 1, 2013
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class N	0.95%
Class Y	1.00%

High Income Fund		February 1, 2013
Class A	1.15%
Class B	1.90%
Class C	1.90%
Class Y	0.90%

International Bond Fund		February 1, 2013
Class A	1.05%
Class C	1.80%
Class Y	0.80%

Investment Grade Bond Fund		February 1, 2013
Class A	0.95%
Class B	1.70%

Fund	Expense Limit	Date of Undertaking
Class C	1.70%
Class N	0.65%
Class Y	0.70%
Admin Class	1.20%

Limited Term Government and Agency Fund		February 1, 2013
Class A	0.85%
Class B	1.60%
Class C	1.60%
Class Y	0.60%

Mid Cap Growth Fund		February 1, 2013
Class A	1.25%
Class C	2.00%
Class N	0.95%
Class Y	1.00%

Strategic Income Fund		February 1, 2013
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class N	0.95%
Class Y	1.00%
Admin Class	1.50%

Value Fund		February 1, 2013
Class A	1.10%
Class B	1.85%
Class C	1.85%
Class N	0.80%
Class Y	0.85%
Admin Class	1.35%

The following table shows the total advisory fees paid by each Fund for the last three fiscal years.1

CORE PLUS BOND FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$672,400	$826,195	$1,813,333
Amount Waived	$2,844	$—	$—
Total Paid	$669,556	$826,195	$1,813,333

GLOBAL EQUITY AND INCOME FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$2,054,950	$3,346,185	$5,184,567
Amount Waived	$98,043	$—	$—
Total Paid	$1,956,907	$3,346,185	$5,184,567

GROWTH FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$527,810	$566,290	$646,746

Amount Waived	$15,201	$—	$—
Total Paid	$512,609	$566,290	$646,746

HIGH INCOME FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$952,564	$973,876	$973,470
Amount Waived	$61,432	$—	$72,653
Total Paid	$891,132	$973,876	$900,817

INTERNATIONAL BOND FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$186,831	$157,239	$128,583
Amount Waived	$120,967	$141,627	$128,583
Total Paid	$65,864	$15,612	$—

INVESTMENT GRADE BOND FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$38,345,729	$38,461,268	$43,364,292
Amount Waived	$—	$—	$—
Total Paid	$38,345,729	$38,461,268	$43,364,292

LIMITED TERM GOVERNMENT AND AGENCY FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$1,305,198	$1,862,522	$2,463,264
Amount Waived	$212,771	$286,899	$272,752
Total Paid	$1,092,427	$1,575,623	$2,190,512

MID CAP GROWTH FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$603,640	$929,737	$794,290
Amount Waived	$169,158	$81,016	$131,776
Total Paid	$434,482	$848,721	$662,514

STRATEGIC INCOME FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$73,019,120	$76,046,459	$77,503,021
Amount Waived	$—	$—	$—
Total Paid	$73,019,120	$76,046,459	$77,503,021

VALUE FUND
	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Fee	$4,320,687	$6,121,595	$6,406,256
Amount Waived	$—	$—	$—
Total Paid	$4,320,687	$6,121,595	$6,406,256
[1]	This table does not reflect any fees paid under the advisory administration agreement described later in this Statement.

The table below shows the class level and other expenses of the Funds that were reimbursed for the fiscal years ended September 30, 2010, September 30, 2011 and September 30, 2012.

Fund	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/12
Core Plus Bond Fund	$—	$—	$—
Global Equity and Income Fund	$—	$—	$—
Growth Fund	$—	$—	$—
High Income Fund	$—	$—	$—
International Bond Fund	$—	$—	$34,334
Investment Grade Bond Fund	$42,738	$26,917	$—
Limited Term Government and Agency Fund	$—	$—	$—
Mid Cap Growth Fund	$—	$—	$—
Strategic Income Fund	$—	$—	$—
Value Fund	$—	$—	$—

Advisory Administration Fees

Pursuant to an advisory administration agreement, Core Plus Bond Fund has retained NGAM Advisors to provide certain administrative and oversight services to the Fund. For the services described in the advisory administration agreement, NGAM Advisors receives fees at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory Administration Fee Payable by Fund to NGAM Advisors (as a % of average daily net assets of the Fund)
Core Plus Bond Fund	September 1, 2003	0.2500% of the first $100 million 0.1875% of amounts in excess of $100 million

For the fiscal years ended September 30, 2010, September 30, 2011 and September 30, 2012, the following table shows the advisory administration fees paid by Core Plus Bond Fund to NGAM Advisors:

Core Plus Bond Fund	Fiscal Year Ended 09/30/10	Fiscal Year Ended 09/30/11	Fiscal Year Ended 09/30/12
Total Advisory Administration Fee	$672,400	$826,195	$1,813,333
Amount Waived	$2,843	$—	$—
Total Paid	$669,557	$826,195	$1,813,333

Brokerage Commissions

Set forth below are the amounts each Fund paid in brokerage commissions during the last three fiscal years and the amounts each Fund placed in brokerage transactions and paid in brokerage commissions to brokers providing research services for the fiscal year. With respect to Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund, the

information in the table includes transactions that were directed to broker-dealers based on the internal “broker vote” allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The “broker vote” is an internal evaluation conducted by Loomis Sayles trading personnel that consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commission rates and prices and their ability to effect difficult trades in less liquid, smaller capitalized and more closely held issues. If Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the “broker vote” and/or pursuant to soft dollar arrangements.

For a description of how transactions in portfolio securities are effected and how Loomis Sayles selects brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/12
Core Plus Bond Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$—	$—	$—
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Global Equity and Income Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$537,083	$599,656	$365,211
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Growth Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$169,519	$36,259	$27,618
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

High Income Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$778	$6,834	$1,926
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/12
International Bond Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$—	$—	$—
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Investment Grade Bond Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions[2]
Total Brokerage Commissions Paid	$7,936	$—	$526,500
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Limited Term Government and Agency Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$—	$—	$—
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Mid Cap Growth Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$298,285	$422,875	$527,227
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Strategic Income Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid[1]	$267,931	$1,495,165	$1,041,548
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Value Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$1,175,551	$795,278	$546,849
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

[1]	The total brokerage commissions paid increased significantly from 2010 to 2011 as a result of increased trading volume in the Fund’s Portfolio.
[2]	The total brokerage commissions paid increased significantly from 2011 to 2012 as a result of increased trading volume in the Fund’s Portfolio.

Regular Broker-Dealers

The table below contains the aggregate value of securities of each Fund’s regular broker-dealers1 (or the parent of the regular broker-dealers) held by each Fund, if any, as of the close of the fiscal year ended September 30, 2012.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Core Plus Bond Fund
	Bank of America/Merrill Lynch	$21,827,043
	Morgan Stanley & Co., Inc.	$20,758,245
	JP Morgan Chase Securities	$18,097,805
	Goldman Sachs & Co.	$16,151,951
	Credit Suisse Securities (USA) LLC	$13,427,477
	Citigroup Global Markets, Inc.	$11,462,502
	Deutsche Bank Securities, Inc.	$178,496

Global Equity and Income Fund
	Citigroup Global Markets, Inc.	$18,351,146
	Morgan Stanley & Co., Inc.	$4,443,350
	Bank of America/Merrill Lynch	$4,395,363
	Goldman Sachs & Co.	$2,541,168
	Barclays Bank PLC	$377,653
	Wells Fargo Securities, LLC	$308,551

High Income Fund
	Morgan Stanley & Co., Inc.	$1,499,609
	Bank of America/Merrill Lynch	$573,628
	Goldman Sachs & Co.	$320,829
	JP Morgan Chase Securities	$231,573
	Citigroup Global Markets, Inc.	$94,398

International Bond Fund
	Bank of America/Merrill Lynch	$324,831
	Wells Fargo Securities, LLC	$138,601
	JP Morgan Chase Securities	$134,497

Investment Grade Bond Fund
	Morgan Stanley & Co., Inc.	$463,220,907
	Citigroup Global Markets, Inc.	$288,808,470
	Bank of America/Merrill Lynch	$245,451,032
	Credit Suisse Securities (USA) LLC	$129,603,218
	Goldman Sachs & Co.	$128,982,782
	JP Morgan Chase Securities	$73,610,759
	Barclays Bank PLC	$53,805,353
	Wells Fargo Securities, LLC	$15,333,553

Limited Term Government and Agency Fund
	Bank of America/Merrill Lynch	$18,660,455
	Credit Suisse Securities (USA) LLC	$12,422,089
	JP Morgan Chase Securities	$10,878,955

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
	Morgan Stanley & Co., Inc.	$8,670,917
	Citigroup Global Markets, Inc.	$5,817,052

Strategic Income Fund
	Morgan Stanley & Co., Inc.	$339,146,571
	Bank of America/Merrill Lynch	$134,733,922
	Barclays Bank PLC	$96,891,523
	Citigroup Global Markets, Inc.	$92,470,129
	JP Morgan Chase Securities	$51,919,289
	Goldman Sachs & Co.	$36,906,973
	Wells Fargo Securities, LLC	$15,386,129
	Credit Suisse Securities (USA) LLC	$7,523,031

Value Fund
	JP Morgan Chase Securities	$34,785,881
	Citigroup Global Markets, Inc.	$21,254,421
	Bank of America/Merrill Lynch	$13,075,755

[1]

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Sales Charges and Distribution and Service (12b-1) Fees

As explained in this Statement, the Class A, Class B (for all Funds except Global Equity and Income Fund, International Bond Fund and Mid Cap Growth Fund, which do not offer Class B shares) and Class C shares of each Fund and the Admin Class shares of the Investment Grade Bond Fund, the Strategic Income Fund and the Value Fund pay NGAM Distribution, L.P. (the “Distributor”) fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under the Plans during the last three fiscal years. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets. See “Distribution Agreements and Rule 12b-1 Plans” for more information.

Fund	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/12
Core Plus Bond Fund
Class A	$413,358	$525,086	$897,310
Class B	$55,031	$36,650	$27,400
Class C	$1,020,010	$1,222,114	$2,032,311
Total	$1,488,399	$1,783,850	$2,957,021
Global Equity and Income Fund
Class A	$127,900	$245,314	$402,507
Class C	$1,020,160	$1,419,531	$1,905,299
Total	$1,148,060	$1,664,845	$2,307,806
Growth Fund
Class A	$80,460	$75,554	$74,397
Class B	$47,645	$35,153	$22,826
Class C	$140,182	$124,982	$102,416
Total	$268,287	$235,689	$199,639
High Income Fund
Class A	$168,724	$192,113	$193,739
Class B	$13,988	$10,125	$6,400

Fund	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/12
Class C	$190,262	$198,414	$163,171
Total	$372,974	$400,652	$363,310
International Bond Fund
Class A	$38,382	$38,790	$24,891
Class C	$60,956	$63,576	$62,092
Total	$99,338	$102,366	$86,983
Investment Grade Bond Fund
Class A	$7,481,784	$6,980,244	$7,073,676
Class B	$172,140	$152,656	$130,364
Class C	$25,387,408	$22,848,801	$21,860,071
Admin Class[1],2	$1,216	$13,722	$51,724
Total	$33,042,548	$29,995,423	$29,115,835
Limited Term Government and Agency Fund
Class A	$349,820	$573,178	$766,606
Class B	$41,490	$86,159	$95,634
Class C	$636,797	$691,669	$730,933
Total	$1,028,107	$1,351,006	$1,593,173
Mid Cap Growth Fund
Class A	$125,627	$187,045	$114,316
Class C	$153	$13,371	$27,718
Total	$125,780	$200,416	$142,034
Strategic Income Fund
Class A	$14,187,827	$14,296,958	$13,114,937
Class B	$1,428,582	$1,273,887	$997,541
Class C	$50,226,188	$50,592,784	$49,170,031
Admin Class[1],2	$3,480	$76,520	$187,178
Total	$65,846,077	$66,240,149	$63,469,687
Value Fund
Class A	$323,829	$368,614	$326,936
Class B	$43,097	$30,230	$18,713
Class C	$104,015	$112,914	$92,715
Admin Class[1],2	$3	$6	$10
Total	$470,944	$511,764	$438,374

[1]	Admin Class shares commenced operations on February 1, 2010.
[2]	50% of the fees paid to the Distributor are administrative service fees and are not paid pursuant to a 12b-1 plan.

During the fiscal year ended September 30, 2012, the Distributor used the Rule 12b-1 fees paid by the Funds under the Plans as follows:

Fund	Compensation to Broker- Dealers	Class B share Financing[1]	Retained by Distributor	Total
Core Plus Bond Fund	$2,936,471	$20,550	$0	$2,957,021
Global Equity and Income Fund	$2,307,806	$0	$0	$2,307,806
Growth Fund	$182,519	$17,120	$0	$199,639
High Income Fund	$358,509	$4,800	$0	$363,310
International Bond Fund	$86,983	$0	$0	$86,983
Investment Grade Bond Fund	$29,018,062	$97,773	$0	$29,115,835
Limited Term Government and Agency Fund	$1,521,448	$71,725	$0	$1,593,173
Mid Cap Growth Fund	$142,034	$0	$0	$142,034
Strategic Income Fund	$62,721,531	$748,156	$0	$63,469,686

Value Fund	$424,340	$14,035	$0	$438,374

[1]	Class B shares of the Funds are no longer offered for sale. See “Distribution Agreements and Rule 12b-1 Plans” in the section “Investment Advisory and other Services” for more information.

OWNERSHIP OF FUND SHARES

As of January 4, 2013, to the Trusts’ knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.1

Fund	Shareholder and Address	Ownership Percentage
Core Plus Bond Fund[2]
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	16.18%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	14.20%

	Pershing LLC Jersey City, NJ 07399-0001	10.66%

	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	7.04%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	6.86%

	Raymond James St. Petersburg, FL 33716-1100	6.59%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	17.79%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	14.24%

	Pershing LLC Jersey City, NJ 07399-0001	6.06%

	UBS WM USA Jersey City, NJ 07310-2055	5.90%

	First Clearing LLC St. Louis, MO 63103-2523	5.18%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	43.36%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	16.89%

	First Clearing LLC St. Louis, MO 63103-2523	9.95%

Fund	Shareholder and Address	Ownership Percentage
	UBS WM USA Jersey City, NJ 07310-2055	6.04%

	Pershing LLC Jersey City, NJ 07399-0001	5.03%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	22.99%

	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	13.27%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	11.35%

	First Clearing LLC St. Louis, MO 63103-2523	10.87%

	LPL Financial San Diego, CA 92121-1968	7.67%

Global Equity and Income Fund
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	22.51%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	19.13%

	Pershing LLC Jersey City, NJ 07399-0001	11.44%

	LPL Financial San Diego, CA 92121-1968	9.81%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	52.06%

	First Clearing LLC St. Louis, MO 63103-2523	11.59%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	11.57%

	UBS WM USA Jersey City, NJ 07310-2055	8.57%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	27.84%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	18.41%

	First Clearing LLC St. Louis, MO 63103-2523	10.53%

Fund	Shareholder and Address	Ownership Percentage
	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.44%

	National Financial Services Salt Lake City, UT 84108-3312	6.73%

Growth Fund2,
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	16.40%

	Pershing LLC Jersey City, NJ 07399-0001	14.76%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	23.26%

	Pershing LLC Jersey City, NJ 07399-0001	6.46%

	CNY Printing & Copy Services Inc. 401(k) Plan Syracuse, NY 13210-1637	5.36%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	37.81%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	17.66%

	First Clearing LLC St. Louis, MO 63103-2523	11.29%

(Class Y)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	31.99%

	Comerica Bank Detroit, MI 48275-0001	11.05%

	Curry College Milton, MA 02186-2395	10.77%

	LPL Financial San Diego, CA 92121-1968	6.33%

	Plumbers & Pipefitters National Pension Fund Alexandria, VA 22314-2047	5.14%

High Income Fund
(Class A)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	22.76%

	Pershing LLC Jersey City, NJ 07399-0001	11.10%

Fund	Shareholder and Address	Ownership Percentage
	UBS WM USA Jersey City, NJ 07310-2523	5.69%

(Class B)	CNY Printing & Copy Services Syracuse, NY 13210-1637	15.92%

	First Clearing LLC St. Louis, MO 63103-2523	15.38%

	Oppenheimer & Co Inc. Hollywood, FL 33020-7209	10.89%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.76%

(Class C)	First Clearing LLC St. Louis, MO 63103-2523	25.28%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	15.68%

	UBS WM USA Jersey City, NJ 07310-2523	11.00%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	10.10%

	Pershing LLC Jersey City, NJ 07399-0001	7.56%

(Class Y)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	18.19%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	16.61%

	State Street Bank Quincy, MA 02169-0938	14.73%

	Fidelity Investments Covington, KY	7.05%

	First Clearing LLC St. Louis, MO 63103-2523	6.35%

International Bond Fund
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	30.14%

	Raymond James St. Petersburg, FL 07310-2055	13.41%

Fund	Shareholder and Address	Ownership Percentage
	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	11.26%

	Pershing LLC Jersey City, NJ 07399-0001	6.94%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	27.04%

	Pershing LLC Jersey City, NJ 07399-0001	17.05%

	UBS WM USA Jersey City, NJ 07310-2055	16.60%

	First Clearing LLC St. Louis, MO 63103-2523	5.88%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	47.60%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	23.55%

	LPL Financial San Diego, CA 92121-1968	8.49%

	Pershing LLC Jersey City, NJ 07399-0001	5.38%

Investment Grade Bond Fund[2]
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	26.49%

	Pershing LLC Jersey City, NJ 07399-0001	9.87%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	9.19%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	6.90%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	5.52%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	33.97%

	First Clearing LLC St. Louis, MO 63103-2523	15.59%

Fund	Shareholder and Address	Ownership Percentage
	Pershing LLC Jersey City, NJ 07399-0001	12.53%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	6.83%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	38.38%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	17.03%

	First Clearing LLC St. Louis, MO 63103-2523	11.27%

	UBS WM USA Jersey City, NJ 07310-2055	9.00%

(Class Y)	Edward D. Jones & Co Maryland Heights, MO 63043-3009	23.55%

	LPL Financial San Diego, CA 92150-9046	15.63%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	11.86%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	8.69%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.86%

	First Clearing LLC St. Louis, MO 63103-2523	5.91%

(Admin Class)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	53.41%

	Hartford Life Insurance Co. Weatogue, CT 06089-9793	13.30%

	Pearl River Valley Electric Power Association Columbia, MS 39429-1217	7.01%

	Counsel Trust Pittsburg, PA 15222-4228	5.08%

Limited Term Government and Agency Fund
(Class A)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	12.87%

	UBS WM USA Jersey City, NJ 07310-2055	11.14%

Fund	Shareholder and Address	Ownership Percentage
	Morgan Stanley Smith Barney Jersey City, NJ 07311	9.03%

	Pershing LLC Jersey City, NJ 07399-0001	6.98%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	38.11%

	UBS WM USA Jersey City, NJ 07310-2055	11.78%

	First Clearing LLC St. Louis, MO 63103-2523	11.34%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	10.94%

	Pershing LLC Jersey City, NJ 07399-0001	7.71%

	Raymond James St. Petersburg, FL 33716-110	5.11%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	17.69%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	17.47%

	NFS LLC Honolulu, HI 96805-1930	9.87%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	9.65%

	LPL Financial San Diego, CA 92150-9046	7.59%

	First Clearing LLC St. Louis, MO 63103-2523	7.30%

Mid Cap Growth Fund2,[3]
(Class A)	State Street Bank Little Rock, AR 72201-3934	26.04%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	23.60%

(Class C)	Raymond James St. Petersburg, FL 33716-1100	27.67%

Fund	Shareholder and Address	Ownership Percentage
	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	9.82%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	8.94%

	First Clearing LLC St. Louis, MO 63103-2523	7.65%

(Class Y)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	39.66%

	Wells Fargo Bank Charlotte, NC 28288-1076	11.78%

	Mercer Trust Company Norwood, MA 02062-1599	11.55%

	Prudential Retirement St. Peters, MO 63376-0052	10.64%

	New York Life Trust Company Parsippany, NJ 07054-1007	5.64%

Strategic Income Fund2,[4]
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	31.98%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	10.07%

	Pershing LLC Jersey City, NJ 07399-0001	7.41%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	5.98%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	5.63%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	37.76%

	First Clearing LLC St. Louis, MO 63103-2523	12.34%

	Pershing LLC Jersey City, NJ 07399-0001	9.75%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.61%

Fund	Shareholder and Address	Ownership Percentage
	UBS WM USA Jersey City, NJ 07310-2055	6.82%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	42.41%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	17.45%

	UBS WM USA Jersey City, NJ 07310-2055	10.98%

	First Clearing LLC St. Louis, MO 63103-2523	8.54%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	38.84%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	19.28%

	First Clearing LLC St. Louis, MO 63103-2523	11.64%

(Admin Class)	ING National Trust Windsor, CT 06095-4773	79.76%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	18.12%

Value Fund[2]
(Class A)	Pershing LLC Jersey City, NJ 07399-0001	12.75%

	New York Life Trust Company Parsippany, NJ 07054-1007	5.55%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	10.71%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	34.69%

	Raymond James St. Petersburg, FL 33716-1100	16.77%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	13.89%

	UBS WM USA Jersey City, NJ 07310-2055	7.91%

Fund	Shareholder and Address	Ownership Percentage
	First Clearing LLC St. Louis, MO 63103-2523	6.11%

(Class Y)	Fidelity Investments Covington, KY	26.00%

	National Financial Services Corp New York, NY 10281-1003	22.95%

	Minnesota Life Insurance Co. Saint Paul, MN 55101-2099	5.08%

(Admin Class)	NGAM Advisors LP Boston, MA 02116-3305	60.43%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	39.44%

[1]

Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of such Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

[2]	As of January 4, 2013, there were no outstanding Class N shares of the Fund.

[3]

As of January 4, 2013, Charles Schwab & Co., Inc., San Francisco, CA 94104-4122 owned 32.56% of Loomis Sayles Mid Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co., Inc.

[4]

As of January 4, 2013, Merrill Lynch Pierce Fenner & Smith Inc., Jacksonville FL 32246-6484 owned 30.05% of Loomis Sayles Strategic Income Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Merrill Lynch Pierce Fenner & Smith.

A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, a Fund’s adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

THE TRUSTS

Natixis Funds Trust I and Loomis Sayles Funds II are each registered with the SEC as an open-end management investment company. Natixis Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated June 7, 1985, as amended and restated on June 2, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
The New England Life Government Securities Trust	June 1985 to August 1986
The New England Funds	September 1986 to March 1994
New England Funds Trust I	April 1994 to January 2000
Nvest Funds Trust I	February 2000 to April 2001
CDC Nvest Funds Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust I	May 2005 to August 2007
Natixis Funds Trust I	August 2007 to present

Natixis Funds Trust I has eight (8) separate portfolios. Seven of the portfolios have a different fiscal year end and information regarding these portfolios can be found in the Natixis Funds Statement of Additional Information dated May 1, 2012. Loomis Sayles Core Plus Bond Fund is a successor to a corporation that was organized in 1973 and reorganized as a series of Natixis Funds Trust I. The Fund commenced operations on November 7, 1973. Prior to September 15, 2003, the name of the Fund was “CDC Nvest Bond Income Fund.”

Loomis Sayles Funds II is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated February 20, 1991, as amended and restated on July 21, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust (except the Loomis Sayles International Bond Fund) is diversified. Prior to July 1, 2003, Loomis Sayles Funds II was named “Loomis Sayles Funds.”

Loomis Sayles Funds II has ten (10) separate portfolios. The Loomis Sayles Global Equity and Income Fund was organized in Massachusetts and commenced operations on May 1, 1996. From February 1, 2006 through March 30, 2011, the name of the Fund was “Loomis Sayles Global Markets Fund.” Prior to February 1, 2006, the name of the Fund was “Loomis Sayles Worldwide Fund.” The Loomis Sayles Growth Fund was organized in Massachusetts and commenced operations on May 16, 1991. The Loomis Sayles High Income Fund commenced operations on February 22, 1984 and was reorganized from Natixis Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to September 15, 2003, the name of the Fund was “CDC Nvest High Income Fund.” The Loomis Sayles International Bond Fund commenced operations on February 1, 2008. The Loomis Sayles Investment Grade Bond Fund was organized in Massachusetts and commenced operations on December 31, 1996. The Loomis Sayles Limited Term Government and Agency Fund commenced operations on January 3, 1989 and was reorganized from Natixis Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to February 1, 2004, the name of the Fund was “Loomis Sayles Limited Term U.S. Government Fund” and prior to September 15, 2003, the name of the Fund was “CDC Nvest Limited Term U.S. Government Fund.” The Loomis Sayles Mid Cap Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on December 31, 1996. Prior to February 1, 2007, Loomis Sayles Mid Cap Growth Fund was named “Loomis Sayles Aggressive Growth Fund.” The Loomis Sayles Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995, and was reorganized from Natixis Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to September 15, 2003, the name of the Fund was “CDC Nvest Strategic Income Fund.” The Loomis Sayles Value Fund was organized in Massachusetts and commenced operations on May 13, 1991.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by the adviser of a Fund in managing a Fund. Each Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies the

Funds may use, including related risks, in addition to providing additional information about their principal strategies. The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in a Prospectus, in the section “Investment Restrictions” in this Statement, or under applicable law, each Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. The adviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The adviser may invest in any security that falls under the specific category, including securities that are not listed below. The relevant Prospectus and/or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus or this Statement.

Fund	Securities	Practices
Core Plus Bond Fund

Debt Securities (Adjustable Rate Mortgage Securities, Asset-Backed Securities, Bank Loans, Below Investment-Grade Fixed-Income Securities, Collateralized Mortgage Obligations, Mortgage Dollar Rolls,
Pay-in-Kind Securities, Structured Notes, Stripped Securities, Zero-Coupon Securities, Convertible Securities, Inflation-Linked Securities, Real Estate Investment Trusts)

Equity Securities (Investment Companies, Preferred Stock)

Foreign Securities (Depositary Receipts, Supranational Entities)

Money Market Instruments

Futures Contracts, Illiquid Securities, Options, Swap Contracts, When-Issued Securities, Repurchase Agreements, Foreign Currency Transactions.

Global Equity and Income Fund

Debt Securities (Adjustable Rate Mortgage Securities, Bank Loans, Convertible Securities, Below Investment-Grade Fixed-Income Securities, U.S. Government Securities, Structured Notes, Stripped Securities, Mortgage-Backed Securities, Inflation-Linked Securities, Real Estate Investment Trusts)

Equity Securities (Growth Stocks, Investment Companies, Preferred Stock, Rule 144A Securities and Section 4(2) Commercial Paper, Value Stocks, Warrants)

Foreign Securities (Supranational Entities)

Money Market Instruments

Futures Contracts, Options, Swap Contracts, Illiquid Securities, Repurchase Agreements, Securities Lending, Foreign Currency Transactions.

Fund	Securities	Practices
Growth Fund

Debt Securities (U.S. Government Securities, Zero-Coupon Securities, Inflation-Linked Securities, Convertible Securities)

Equity Securities (Growth Stocks, Preferred Stock, Real Estate Investment Trusts, Small Capitalization Companies, Value Stocks, Investment Companies, Warrants, Rule 144A Securities and Section 4(2) Commercial Paper)

Foreign Securities

Money Market Instruments

When-Issued Securities, Futures Contracts, Options, Swap Contracts, Private Placements, Repurchase Agreements, Foreign Currency Transactions.

High Income Fund

Debt Securities (Adjustable Rate Mortgage Securities, Asset-Backed Securities, Bank Loans, Collateralized Mortgage Obligations, Convertible Securities, Stripped Securities, Structured Notes, Step-Coupon Securities, U.S. Government Securities, Mortgage-Related Securities, Inflation-Linked and Inflation-Indexed Securities, Bonds, Real Estate Investment Trusts)

Equity Securities (Growth Stocks, Investment Companies, Preferred Stock, Value Stocks, Rule 144A Securities and Section 4(2) Commercial Paper)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

When-Issued Securities, Illiquid Securities, Options, Swap Contracts, Repurchase Agreements, Foreign Currency Transactions.

Fund	Securities	Practices
International Bond Fund

Debt Securities (Asset-Backed Securities, Mortgage-Backed Securities, Structured Notes, Rule 144A Securities, Section 4(2) Commercial Paper, Investment-Grade Fixed-Income Securities, Below Investment-Grade Fixed-Income Securities, U.S. Government Securities, Corporate Securities, Inflation-Linked and Inflation-Indexed Securities, Mortgage-Related Securities, Securities Lending, Adjustable Rate Mortgage Securities, Convertible Securities, Pay-in-Kind Securities, Collateralized Mortgage Obligations, Bank Loans, Stripped Securities, Senior Floating Rate Loans, Tax-Exempt Securities)

Equity Securities (Growth Stocks, Investment Companies, Preferred Stock, Value Stocks, Rule 144A Securities and Section 4(2) Commercial Paper)

Foreign Securities (Government Securities, Bonds, Emerging Markets, Foreign Currency Exchange Transactions, Supranational Entities, Depository Receipts)

Money Market Instruments

Repurchase Agreements, Swap Contracts, Futures Contracts, Options Contracts, Exchange Contracts, When-Issued Securities, Foreign Currency Transactions.

Investment Grade Bond Fund

Debt Securities (Asset-Backed Securities, Bank Loans, Stripped Securities, Mortgage-Backed Securities, Pay-in-Kind Bonds, Inflation-Linked Securities)

Equity Securities (Investment Companies, Growth Stock, Preferred Stock, Value Stocks)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

Options, Repurchase Agreements, Foreign Currency Transactions.

Limited Term Government and Agency Fund

Debt Securities (Adjustable Rate Mortgage Securities, Collateralized Mortgage Obligations, Mortgage Dollar Rolls, Stripped Securities, Pay-in-Kind Bonds, Asset-Backed Securities, Mortgage-Backed Securities, Convertible Securities, Inflation-Linked Securities, Real Estate Investment Trusts)

Equity Securities (Investment Companies, Preferred Stock)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

When-Issued Securities, Futures Contracts, Options, Illiquid Securities, Swap Contracts, Repurchase Agreements, Foreign Currency Transactions.

Fund	Securities	Practices
Mid Cap Growth Fund	Equity Securities (REITs, Investment Companies) Foreign Securities (Emerging Markets, Currency Transactions)	Initial Public Offerings, 144A Securities, Options, Futures Contracts, Temporary Defensive, Strategies, Securities Lending, Hedging Transactions.

Strategic Income Fund

Debt Securities (Adjustable Rate Mortgage Securities, Asset-Backed Securities, Bank Loans, Collateralized Mortgage Obligations, Step-Coupon Securities, Inflation-Linked Securities, Real Estate Investment Trusts)

Equity Securities (Growth Stocks, Investment Companies, Preferred Stock, Value Stocks, Rule 144A Securities and Section 4(2) Commercial Paper)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

Initial Public Offerings,

Futures Contracts,

When-Issued Securities,

Options,

Swap Contracts,

Illiquid Securities

Short Sales,

Reverse Repurchase Agreements,

Repurchase Agreements,

Foreign Currency Transactions.

Value Fund

Debt Securities (Convertible Securities)

Equity Securities (Growth Stocks, Warrants, Real Estate Investment Trusts, Preferred Stock, Rule 144A Securities and Section 4(2) Commercial Paper, Investment Companies, Value Stocks)

Foreign Securities

Money Market Instruments

Securities Lending, Repurchase Agreements, Foreign Currency Transactions.

TYPES OF SECURITIES

Debt Securities

Each of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Adjustable Rate Mortgage Security (“ARM”)

Some Funds may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest, as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Some of the Funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are one type of asset-backed security. The securitization techniques used to develop mortgage securities are being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.”

Bank Loans

Some Funds may invest in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. A Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments).

A Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Collateralized Mortgage Obligations (“CMOs”)

Some Funds may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

Convertible Securities

Some Funds may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Fixed-Income Securities

Some of the Funds may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a

Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on Loomis Sayles’ own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Inflation-Linked and Inflation-Indexed Securities

Some Funds may invest in inflation-linked securities. Inflation-linked securities are fixed income securities the principal values of which are adjusted periodically according to the rate of inflation. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period a Fund holds inflation-linked securities, the Funds may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

A Fund’s investments in inflation-indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Mortgage Dollar Rolls

Some Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

Some Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed, mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. Securities issued by the GNMA and the FNMA and similar issuers may also be exposed to risks described in the section “U.S. Government Securities.”

Pay-in-Kind Securities

Some Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund would not receive the income on a current basis or in cash. Thus, such Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. The Fund would be required to distribute income on these instruments as they accrue, even though the Fund would not receive the income on a current basis or in cash. Thus, such Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Rule 144A Securities and Section 4(2) Commercial Paper

Some Funds may purchase Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. Some Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid unless the adviser has determined, under guidelines established by the Board, that the particular issue is liquid. Under the guidelines, the adviser considers such factors as: (1) the frequency of the trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Step-Coupon Securities

Some Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Some Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated

rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Tax-Exempt Securities

The International Bond Fund may invest in tax-exempt securities (“Tax-Exempt Securities”), which term refers to debt securities, the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the respective Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. The International Bond Fund does not expect to qualify to pass through to shareholders the tax-exempt character of interest paid on Tax-Exempt Securities.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s and S&P represent their opinions as to the quality of the Tax-Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Fund’s adviser will consider such an event as part of its normal, ongoing review of all the Fund’s portfolio securities.

Tax-Exempt Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund’s Tax-Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by a Fund and the value of such Fund’s portfolios could be materially affected, in which event such Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (“TIPS”) - Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” - Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” - The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” - The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. Although the complete impact of the downgrade is uncertain as of the date of this Statement, it may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. In addition, there can be no assurance that S&P will not decide to further lower this rating in the future. The value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Funds may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

Zero-Coupon Securities

Some Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund’s investment in zero coupon securities will require the Fund to accrue income without a corresponding receipt of cash. In order to satisfy a requirement for treatment as a RIC under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds. Because a Fund investing in zero-coupon bonds will not, on a current basis, receive cash payments from the issuer in respect of accrued original issue discount, a Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement for treatment as a RIC under the Code and to eliminate Fund-level tax. Such cash might be obtained from selling other portfolio holdings of a Fund, including at a time when it is not otherwise advantageous to do so. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

Equity Securities

Some Funds may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Market Capitalizations” below. A Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Stocks of companies that the adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the adviser has placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks the adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the adviser has placed on it.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.”

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-linked instruments do not generally provide a claim on the underlying commodity. In addition, the ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a RIC under the Code. See “Taxes” below for more information.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity-based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities. A Fund may lose money on its commodity investments.

Growth Stocks and Value Stocks

Some Funds may invest in growth stocks and value stocks. Growth stocks are those stocks of companies that the adviser believes have earnings that will grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the adviser has placed on it.

Value stocks are those stocks of companies that are not expected to experience significant earnings growth, but that the adviser believes are undervalued compared to their true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the adviser’s assessment of a company’s prospects is wrong or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the adviser has placed on it. The Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear into which category, if any, they fit.

Investment Companies

Some Funds may invest in other investment companies. Investment companies, including exchange-traded funds such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds. The Funds may invest in shares of exchange-traded funds (“ETFs”). An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Market Capitalizations

Some Funds may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies are generally medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalization companies.

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Small Capitalization Companies – Some Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that a Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

Preferred Stock

Some Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

REITs

Some Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may require a Fund to accrue and distribute income not yet received or may result in a Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Foreign Securities

Some Funds may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed countries, as described more fully under “Emerging Markets” below. The non-U.S. securities in which a Fund may invest, all or a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; (e) non-U.S. dollar-denominated securities of U.S. corporate issuers; and (f) equity securities issued by foreign corporations or other business organizations. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. For the Loomis Sayles International Bond Fund, “issuers located outside the U.S.” include non-U.S. national, provincial, state, municipal or other governments or their agencies or instrumentalities, supranational entities and those issuers (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made or services performed in, or (d) having at least 50% of their assets located in countries other than the United States.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a Fund not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in a deeper and/or longer global financial downturn. These recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, the strict fiscal and monetary controls of the European Economic and Monetary Union as well as any new requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including the discontinuation of the euro as the shared currency among the eurozone nations, the Fund’s euro-denominated investments may become difficult to value, the Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. The Funds’ securities may change in price in days on which the U.S. markets are closed and the Funds do not calculate their NAVs or sell or redeem their shares. For more information on how the Fund uses fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Canadian Investments

The Funds may invest in securities of Canadian issuers to a significant extent. The Canadian and U.S. economies are closely integrated, and U.S. market conditions, including consumer spending, can have a significant impact on the Canadian economy such that an investment in Canadian securities may not have the same diversifying affect as investments in other countries. In addition, Canada is a major producer of commodities, such as forest products, metals, agricultural products and energy-related products like oil, gas and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by fluctuations in currency and global demand for such commodities. Investments in Canadian securities may be in Canadian dollars; see the section “Foreign Currency Transactions” for more information.

Depositary Receipts

Some Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by a bank in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Funds may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; and (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its adviser and its affiliates, and its respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of a Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In determining whether to invest in securities of foreign issuers, Loomis Sayles may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Supranational Entities

Some Funds may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Securities” and “Foreign Currency Transactions.”

Foreign Currency Transactions

Some Funds may engage in foreign currency transactions. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange.

If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments.” Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, some Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

A Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

Money Market Instruments

Each Fund may invest in money market instruments as described in its Prospectus. Money market instruments are high-quality, short-term securities. A Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the adviser. A Fund may invest in instruments of lesser quality and does not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Funds expect those changes to be minimal with respect to these securities, which may be purchased by a Fund for defensive purposes. A Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the adviser believes the risks are minimal. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

The Funds may invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are.

Although the Funds may invest in money market instruments, they are not money market funds and therefore are not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Funds will not seek to maintain a stable NAV. The Funds also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude a Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, a Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, a Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments are generally considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

TYPES OF PRACTICES

Derivative Instruments

Some Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, interest rate and credit default swaps, structured notes, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and, to the extent the adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although the adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See the subsection “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments.

Asset Segregation and Coverage

A Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. A Fund may segregate amounts in addition to the amounts described above. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although a Fund’s adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500 Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options and Warrants

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Warrants and Rights

Some Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Some Funds may invest in low exercise price call warrants, which are equity call warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue. Low exercise price call warrants are typically used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set such that the value of the warrants will be identical to the price of the underlying stock. The value of the warrants is correlated with the value of the underlying stock price and therefore, the risk and return profile of the warrants is similar to owning the underlying securities. In addition, the owner of the warrant is subject to the risk that the issuer of the warrant (i.e., the counterparty) will default on its obligations under the warrant. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will generally be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into shares of the underlying stock. Low exercise price call warrants are typically sold in private placement transactions, may be illiquid and may be classified as derivative instruments.

Options on Indices

Some Funds may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or, upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500 Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When a Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a an index put option, it pays a premium and has the right, prior to the expiration date (or upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When a Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

Some Funds may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

Some Funds may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Swap Transactions

Some Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Even though swap markets in which swap transactions are traded have grown significantly in recent years, swap agreements are typically not traded on exchanges and are subject to liquidity risk. As a result, a Fund bears the risk of loss of the amount expected to be received pursuant to a swap agreement in the event of the default or bankruptcy of the counterparty, and the value of a swap agreement in general depends on the creditworthiness of the counterparty. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or specific amount of cash, depending on the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Investment Pools of Swap Contracts

Some Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Funds’ policies, subject to a Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including, but not limited to, the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectuses. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. For example, when a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, U.S. Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Other provisions would expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which many provisions of the Dodd-Frank Act must be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

The Funds are operated by a person who has claimed an exclusion from the definition of commodity pool operator (a “CPO”) under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Funds nor the adviser is subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Fund. The adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the adviser’s intention to operate the Fund in a manner that would permit the adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return. In addition, the amendments are currently subject of a pending legal challenge seeking to invalidate the CFTC’s rulemaking. The outcome of the suit, and any resulting effect on the Funds, is uncertain at this time.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Funds may use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements

Some Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. Reverse repurchase agreements are economically similar to secured borrowings by the Funds.

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Dollar Rolls - Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

When-Issued Securities

“When-issued” securities are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund’s investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. A Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Illiquid Securities

Some Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Board, that the particular issue is liquid.

Initial Public Offerings

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

Private Placements

Some Funds may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its adviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of a Fund’s adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

A Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Some Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Short Sales

Some Funds may enter into short sales of securities. To sell a security short, a Fund must borrow that security from a lender, such as a prime broker, and deliver it to the short sale counterparty. If a Fund is unable to borrow the security it wishes to sell short at an advantageous time or price, the Fund’s ability to pursue its short sale strategy may be adversely affected. When closing out a short position, a Fund will have to purchase the security it originally sold short. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; a Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses if it does not hold the security sold short.

While short sales can be used to further a Fund’s investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. Under adverse market conditions, a Fund may have difficulty purchasing the securities required to meet its short sale delivery obligations, and may have to sell portfolio securities at a disadvantageous time or price to raise the funds necessary to meet its short sale obligations. If a request to return the borrowed securities occurs at a time when other short sellers of those same securities are receiving similar requests, a “short squeeze” can occur, and a Fund may be forced to replace the borrowed securities with purchases on the open market at a disadvantageous time, potentially at a cost that significantly exceeds the original short sale proceeds originally received in selling the securities short. It is possible that the value of a Fund’s long positions will decrease at the same time that the value of its short positions increases, which could increase losses to the Fund.

Some Funds may sell securities short “against the box,” that is, they: (1) enter into short sales of securities that they currently own or have the right to acquire through the conversion or exchange of other securities that they own without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Funds’ short positions remain open.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold, and does not receive immediately the proceeds from, the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Generally, such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may also close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Securities Lending

The Funds may lend their portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Funds’ custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, a Fund may seek to recall the securities so that the securities may be voted by the Fund, although the adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in each Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser’s investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high-quality debt instruments.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through realization of short term capital gains, which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic, market and other conditions. The rate of portfolio turnover will not be a limiting factor when each Fund’s adviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at ngam.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. A list of the Funds’ top 10 holdings will generally be available on a monthly basis within 7 business days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1)	Disclosure of portfolio holdings posted on the Funds’ website provided that the information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure of SG Constellation, as part of the Class B Share Financing Program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly for Funds with Class B shares);

(4)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC as part of the proxy voting administration and research services, respectively, provided to the Funds’ adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(5)	Disclosure to employees of the Funds’ advisers, principal underwriter, administrator, custodian, financial printer, fund accounting agent and independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes;

(6)	Disclosure to Natixis Global Asset Management, L.P. (“Natixis US”), in its capacity as the seed capital investor for the Funds, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that Natixis US agrees to maintain its seed capital in a Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. Natixis US and its parent utilize a third-party service provider, Aptimum Formation Développement (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(7)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board.

With respect to items (2) through (6) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of each Fund’s adviser, administrator or custodian. With respect to (7) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds; Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis; Barclays Capital (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis; Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser; Securities Class Action Services, LLC (daily disclosure of full portfolio holdings provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns; chartered accountants in India (daily disclosure of securities trades of India-based issuers, provided the next business day) for the purpose of performing certain duties for compliance with the India Income-Tax Act with respect to the Loomis Sayles Global Equity and Income Fund; and tax agents in Taiwan (daily disclosure of securities trades of Taiwan based issuers, provided the next business day) for the purpose of performing certain duties for compliance with Taiwan’s tax laws with respect to the Loomis Sayles Global Equity and Income Fund. Although each Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (5) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (7) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by a Fund’s adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund’s adviser or by any affiliated person of the adviser.

MANAGEMENT OF THE TRUSTS

Each Trust is governed by the Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the relevant Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For the purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons”, as defined in the 1940 Act, of the relevant Trust.

The following table provides information about the members of the Board, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard	44 Director, Athenahealth (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
	and Governance Committee Member	Pilgrim Health Care (health care organization)		officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond English[3] (1953)	Trustee Since 2013 Contract Review and Governance Committee	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizen’s Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[4] (1956)	Trustee Since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board since November 2005 Trustee Since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II Ex officio member	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
of the Audit Committee and Contract Review and Governance Committee

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES
Robert J. Blanding[5] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Chief Executive Officer of Loomis Sayles Funds II since 2002
David L. Giunta[6] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II	President and Chief
Executive Officer,
NGAM Distribution
Corporation, NGAM
Advisors, L.P. and
NGAM Distribution,
L.P.; formerly
President, Fidelity
Charitable Gift Fund;
and formerly, Senior
Vice President, Fidelity
		Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[7] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief
Executive Officer-U.S.
and Asia, Natixis
Global Asset
Management, L.P.;
formerly, President and
Chief Executive
Officer, NGAM
Distribution
Corporation, NGAM
Advisors L.P. and
NGAM Distribution,
		L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. English was appointed as a trustee effective January 1, 2013.
[4]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[5]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[6]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[7]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]
OFFICERS OF THE TRUST
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trusts should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees of Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series currently consists of thirteen trustees, ten of whom are Independent Trustees. The Board of Trustees of Natixis Funds Trust II currently consists of thirteen trustees, nine of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board reviews its governance structure. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of each Trust considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between a Fund’s adviser and each Trust, and governance matters relating to each Trust. During the fiscal year ended September 30, 2012, this committee held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, NGAM Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trusts, Fund counsel, and counsel to the trustees, as well as shareholders of a Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit

Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2012, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker – Chairman	Daniel M. Cain – Chairman
Wendell J. Knox	Charles D. Baker
Cynthia L. Walker	Edmond J. English
Erik R. Sirri	Martin T. Meehan
Peter J. Smail

As chairperson of the Board, Ms. Moose is an ex officio member of both Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at NGAM Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2012, the trustees had the following ownership in the Funds and in all funds in the Fund Complex:

Independent Trustees

Dollar Range of Fund Shares[1]	Charles D. Baker	Daniel M. Cain[2]	Kenneth A. Drucker	Edmond J. English[3]	Wendell J. Knox[2]	Martin T. Meehan[2]	Sandra O. Moose[2]	Erik R. Sirri	Peter J. Smail[2]	Cynthia L. Walker
Core Plus Bond Fund	A	A	A	A	A	A	A	A	A	A
Global Equity and Income Fund	A	E	A	A	E	C	A	A	A	A
Growth Fund	A	A	A	A	A	A	A	A	A	A
High Income Fund	A	A	A	A	A	A	A	A	A	A
International Bond Fund	A	A	A	A	A	A	A	A	A	A
Investment Grade Bond Fund	A	A	A	E	A	A	A	A	A	A
Limited Term Government and Agency Fund	A	A	A	A	A	A	A	A	A	A
Mid Cap Growth Fund	A	A	C	A	A	A	A	A	A	A
Strategic Income Fund	D	A	A	E	A	A	A	A	E	E
Value Fund	A	A	A	A	A	A	A	A	A	E
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	D	E	E	E	E	C	E	E	E	E

[1]	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.
[3]	Mr. English was appointed as a trustee effective January 1, 2013.

Interested Trustees

Dollar Range of Fund Shares[1]	Robert J. Blanding	David L. Giunta	John T. Hailer
Core Plus Bond Fund	A	A	A
Global Equity and Income Fund	A	A	A
Growth Fund	E	A	A
High Income Fund	A	A	A
International Bond Fund	A	A	A
Investment Grade Bond Fund	A	A	A
Limited Term Government and Agency Fund	A	A	A
Mid Cap Growth Fund	E	A	A
Strategic Income Fund	E	A	D
Value Fund	E	A	A

Dollar Range of Fund Shares[1]	Robert J. Blanding	David L. Giunta	John T. Hailer
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E

[1]	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

Trustee Fees

The Trusts pay no compensation to their officers or to Trustees who are employees, officers or directors of NGAM Advisors, the Distributor or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee and Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended September 30, 2012, the trustees received the amounts set forth in the following table for serving as trustees of the Trusts and for also serving as trustees of Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Hansberger International Series and Gateway Trust. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended September 30, 2012

	Aggregate Compensation from Natixis Funds Trust I1	Aggregate Compensation from Loomis Sayles Funds II2	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[3]
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.[4]	$18,605	$51,810	$0	$0	$160,250
Charles D. Baker	$20,087	$57,339	$0	$0	$176,250
Edward A. Benjamin[5]	$4,389	$13,182	$0	$0	$39,750
Daniel M. Cain	$21,208	$61,180	$0	$0	$187,500
Kenneth A. Drucker	$20,637	$62,679	$0	$0	$189,250
Edmond J. English[6]	$0	$0	$0	$0	$0
Wendell J. Knox	$20,701	$59,373	$0	$0	$182,250
Martin T. Meehan[7]	$3,681	$13,737	$0	$0	$39,750
Sandra O. Moose	$9,662	$108,554	$0	$0	$261,250
Erik R. Sirri	$20,087	$57,339	$0	$0	$176,250
Peter J. Smail	$20,087	$57,339	$0	$0	$176,250
Cynthia L. Walker	$20,701	$59,373	$0	$0	$182,250

	Aggregate Compensation from Natixis Funds Trust I1	Aggregate Compensation from Loomis Sayles Funds II2	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[3]
INTERESTED TRUSTEES
Robert J. Blanding	$0	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0	$0

[1]

Amounts include payments deferred by trustees for the fiscal year ended September 30, 2012, with respect to the Trusts. The total amount of deferred compensation accrued for Natixis Funds Trust I as of September 30, 2012 for the trustees is as follows: Allison $1,176,118, Benjamin $135,106, Cain $319,122, Knox $67,229, Meehan $1,794, Sirri $59,439 and Walker $116,088.

[2]

Amounts include payments deferred by trustees for the fiscal year ended September 30, 2012, with respect to the Trusts. The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2012 for the trustees is as follows: Allison $882,771, Benjamin $333,626, Cain $357,460, Knox $208,595, Meehan $6,697, Sirri $177,900 and Walker $365,532.

[3]

Total Compensation represents amounts paid during the fiscal year ended September 30, 2012 to a trustee for serving on the Board of seven (7) trusts with a total of forty-four (44) funds as of September 30, 2012.

[4]	Mr. Allison retired as a trustee on December 31, 2012.
[5]	Mr. Benjamin retired as a trustee on December 31, 2011.
[6]	Mr. English was appointed as a trustee effective January 1, 2013.
[7]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees.

Management Ownership

As of record on January 4, 2013, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds.

As of January 4, 2013, the Profit Sharing Plan owned the following percentages of the outstanding Class Y shares of the indicated Funds: 0.66% of the Loomis Sayles Core Plus Bond, 5.99% of the Loomis Sayles Global Equity and Income Fund, 19.65% of the Loomis Sayles Growth Fund, 0.18% of the Loomis Sayles International Bond Fund, 5.19% of the Loomis Sayles Investment Grade Bond Fund; 1.00% of the Loomis Sayles Limited Term Government and Agency Fund, 3.09% of the Loomis Sayles Mid Cap Growth Fund, and 7.17% of the Loomis Sayles Value Fund.

As of January 4, 2013, the Pension Plan owned the following percentages of the outstanding Class Y shares of the indicated Funds: 21.61% of the Loomis Sayles Global Equity and Income Fund, 23.82% of the Loomis Sayles Growth Fund, 7.37% of the Loomis Sayles Mid Cap Growth Fund and 9.82% of the Loomis Sayles Value Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan’s Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan’s shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Tom Fahey, Richard Skaggs, Timothy Hunt, Greg O’Hara, John McGraw, Paul Sherba, John Russell, Warren Koontz and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, MA.

Code of Ethics. The Trusts, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies. The Board has adopted the Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by any Funds. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of each Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund’s investments that are managed by that adviser in a prudent manner in accordance with the Procedures and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted “against.” The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to each Fund, or NGAM Advisors, each Fund’s administrator, the records and information maintained by the adviser under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2012 is available without charge through the Funds’ websites ngam.natixis.com and www.loomissayles.com and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

NGAM Advisors, formed in 1995, is a limited partnership owned by Natixis US.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 13 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $353 billion in assets under management or administration as of December 31, 2012.

Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds’ portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis US. Natixis US owns the entire limited partnership interest in Loomis Sayles.

Advisory Agreements. Each Fund’s advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies.

Each Fund pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, the compensation of trustees who are not directors, officers or employees of the Funds’ adviser, or its affiliates, other than affiliated registered investment companies, all expenses of shareholders’ and trustees’ meetings and costs of preparing, printing and mailing reports to shareholders. In the case of Funds with Class N or Class Y shares, certain expenses may be allocated differently among the Fund’s Class A, B, C and Admin shares, on the one hand, and Class N or Class Y shares on the other hand. (See the section “Description of the Trusts and Ownership of Shares”.)

Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each advisory agreement may be terminated without penalty by vote of the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days’ written notice, or by the Funds’ adviser upon 90 days’ written notice. Each advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Advisory Administration Agreement. Under a separate Advisory Administration Agreement dated September 1, 2003, NGAM Advisors oversees the portfolio management services provided by Loomis Sayles to the Core Plus Bond Fund and provides certain administrative services to the Fund. Subject to the review of the Board, NGAM Advisors monitors Loomis Sayles to assure that Loomis Sayles is managing the Fund’s assets consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, NGAM Advisors also provides the Fund with administrative services that include, among other things, day-to-day administration of matters related to the Fund’s existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund’s registration statements under federal and state laws. NGAM Advisors does not determine what investments will be purchased or sold for any Fund.

Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, MA 02116. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is compensated under each agreement through receipt of the sales charges on Class A shares described below under “Net Asset Value” and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of a Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund’s shares.

Each of the Funds has adopted Rule 12b-1 plans (the “Plans”) for its Class A, B, C and Admin Class shares. Class N and Class Y shares have no such plans. The Plans, among other things, permit each class of shares to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Certain Distributor fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by each Board, including a majority of the Independent Trustees of the relevant Trust. (Note that not all Funds offer Class N or Admin Class shares and that Class B shares are no longer offered for sale.)

Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of each Fund’s average daily net assets attributable to the Class A, Class B and C shares. In the case of Class B and Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions.

The service fees are paid to reimburse the Distributor for the expense of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith. Under these Plans, intermediaries providing shareholder servicing and/or account maintenance services for the benefit of retirement plan record keeping investors and/or “no transaction fee” or wrap program investors may be eligible to receive Admin Class share payments.

Each Fund’s Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the respective Fund’s Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the Prospectuses, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month. As stated in the Prospectuses, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such trustees.

Under the Plans, each Fund with Admin Class shares pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by the Distributor in connection with the marketing or sale of Admin Class shares or for payments made by the Distributor to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Fees paid by Class A, Class B, Class C or Admin Class shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the relevant Funds based on their relative net assets or relative sales. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds’ shares. As described in more detail below, the Distributor, at its expense, may pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Funds’ adviser with respect to sales of Class Y shares. Note that certain Funds do not currently offer Class Y shares or Admin Class shares.

The Distribution Agreement for any Fund may be terminated at any time on 60 days’ written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose, or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

The Distributor controls the word “Natixis” in the names of the Natixis Funds Trusts and if it should cease to be the principal distributor of such Funds’ shares, the Trusts may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Hansberger International Series and Gateway Trust. The address of the Distributor is 399 Boylston Street, Boston, MA 02116.

The portion of the various fees and expenses for Funds offering Classes A and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.

Core Plus Bond Fund, High Income Fund, International Bond Fund, Investment Grade Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund (the “Income Funds”)

For Class A shares of the Income Funds, with the exception of the Limited Term Government and Agency Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 million or more(1)
First $3 million	none	1.00%	0.25%	1.25%
Excess over $3 million	none	0.50%	0.25%	0.75%

Investments with no Sales Charge (2)	none	0.00%	0.25%	0.25%

Limited Term Government and Agency Fund

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	3.00%	2.70%	0.25%	2.95%
$100,000 - $249,999	2.50%	2.15%	0.25%	2.40%
$250,000 - $499,999	2.00%	1.70%	0.25%	1.95%
$500,000 - $999,999	1.25%	1.00%	0.25%	1.25%

Investments of $1 million or more(1)
First $3 million	none	1.00%	0.25%	1.25%
Excess over $3 million	none	0.50%	0.25%	0.75%

Investments with no Sales Charge (2)	none	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Income Funds Prospectus in the section “How Sales Charges Are Calculated.” Also refers to any Class C share accounts established prior to December 1, 2000.

The Class B and Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:

Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds

Investment	Maximum Front –End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B	none	3.75%	0.25%	4.00%
All amounts for Class C	none	1.00%	0.00%	1.00%

Limited Term Government and Agency Fund

Investment	Maximum Front –End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B*	none	2.75%	0.25%	3.00%
All amounts for Class C	none	1.00%	0.00%	1.00%

*	Class B shares are no longer offered for sale.

Global Equity and Income Fund, Growth Fund, Mid Cap Growth Fund and Value Fund (the “Equity Funds”)

For Class A shares of the Equity Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Funds that are paid to securities dealers are shown below:

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%	0.25%	5.25%
$50,000 - $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 million or more(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%

Investments with no Sales Charge (2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Equity Funds Prospectus in the section “How Sales Charges Are Calculated.”

The Class B (except for the Global Equity and Income Fund, Mid Cap Growth Fund and International Bond Fund, which do not offer Class B shares) and Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Funds that are paid to securities dealers are shown below:

Investment	Maximum Front –End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B	none	4.00%	0.25%	4.00%
All amounts for Class C	none	1.00%	0.00%	1.00%

The Admin Class service fee is payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for the Admin Class of the Funds that is paid to securities dealers is shown below:

Investment	Maximum Front –End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Admin Class	none	none	0.25%	none

All Funds

As previously discussed, Class B shares are no longer offered by any Fund. As described in the Prospectuses, each purchase or sale of shares is affected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides to the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation LLC to compensate SG Constellation LLC for financing the payment of commissions on the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and SG Constellation LLC. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time. For Funds subject to a redemption fee, such fees are paid to the Fund. Note that not all Funds offer Class C shares.

For new amounts invested at NAV by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Funds (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ advisers and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services; such payments will not be made with respect to Class N shares. The services provided and related payments vary from firm to firm.

The Distributor, the adviser and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid or reimbursed by the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B, C, Y and Admin Class shares, (iii) payments based upon various factors described below and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.25% of gross sales) or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.05% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows:

NATIXIS FUNDS TRUST I

	9/30/10	9/30/11	9/30/12
Total commissions on sales of Class A shares	$399,855	$383,317	$1,336,899
Amount reallowed to other securities dealers	$360,394	$336,236	$1,174,198
Amount retained by Distributor	$39,469	$47,081	$162,701

Total CDSCs on redemptions of Classes A, B and C shares	$42,625	$71,138	$58,473
Amount paid to SG Constellation, LLC	$9,341	$5,768	$1,751
Amount retained by Distributor	$33,284	$65,369	$56,722

LOOMIS SAYLES FUNDS II

	9/30/10	9/30/11	9/30/12
Total commissions on sales of Class A shares	$11,088,261	$8,022,269	$8,901,821
Amount reallowed to other securities dealers	$10,459,471	$7,050,283	$7,801,104
Amount retained by Distributor	$628,777	$971,986	$1,100,717

Total CDSCs on redemptions of Classes A, B and C shares	$2,329,654	$1,039,119	$884,389
Amount paid to SG Constellation, LLC	$351,910	$246,728	$100,622
Amount retained by Distributor	$1,977,743	$792,391	$783,767

Pursuant to an Administrative Services Agreement between the Trusts and NGAM Advisors dated January 1, 2005, as amended from time to time (the “Administrative Agreement”), NGAM Advisors performs certain accounting and administrative services for the Funds. Under the Administrative Agreement, NGAM Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

For the fiscal years ended September 30, 2010, September 30, 2011 and September 30, 2012, NGAM Advisors received the following fees from the Funds for administrative services:

Fund	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/12
	Fee	Fee	Fee
Core Plus Bond Fund	$156,159	$189,203	$424,288
Global Equity and Income Fund	$131,564	$207,132	$314,448
Growth Fund	$50,741	$52,614	$58,912
High Income Fund	$76,320	$75,402	$73,840
International Bond Fund	$14,960	$12,176	$9,774
Investment Grade Bond Fund	$4,603,645	$4,468,537	$4,937,995
Limited Term Government and Agency Fund	$127,418	$187,246	$252,012
Mid Cap Growth	$38,649	$57,598	$48,278
Strategic Income Fund	$6,282,952	$6,330,110	$6,330,496
Value Fund	$414,996	$568,761	$583,746

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to contracts between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

From time to time, the Funds, directly or indirectly through arrangements with the Funds’ adviser or transfer agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example,
401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans.”

Independent Registered Public Accounting Firm. The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers, LLP, located at 125 High Street, Boston, MA 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in those Funds’ annual reports for the year ended September 30, 2012 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts’ independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2012, the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Arthur Barry	5	$1.8 billion	0	$0	1	$162.2 million	0	$0	127	$3.2 billion	0	$0
Kenneth M. Buntrock	3	$2.7 billion	0	$0	31	$6.8 billion	1	$429.9 million	85	$23.9 billion	11	$2.8 billion
James L. Carroll	5	$1.8 billion	0	$0	1	$162.2 million	0	$0	128	$3.2 billion	0	$0
Matthew J. Eagan	15	$53.2 billion	0	$0	19	$7.3 billion	3	$906.5 million	141	$17.9 billion	3	$634.2 million
Philip C. Fine	2	$177.1 million	0	$0	0	$0	0	$0	12	$4.7 million	0	$0
Daniel J. Fuss	16	$55.3 billion	0	$0	4	$2.2 billion	0	$0	149	$17.7 billion	2	$388.0 million
Aziz V. Hamzaogullari	5	$1.2 billion	0	$0	1	$274.5 million	1	$274.5 million	73	$635.2 million	0	$0
Christopher T. Harms	2	$738.0 million	0	$0	3	$288.9 million	0	$0	142	$6.0 billion	0	$0
Brian Kennedy	0	$0	0	$0	0	$0	0	$0	13	$4.1 billion	0	$0
Warren Koontz	7	$2.8 billion	0	$0	3	$192.8 million	1	$24.7 million	125	$3.2 billion	0	$0
Peter W. Palfrey	1	$1.4 billion	0	$0	4	$451.7 million	0	$0	54	$7.0 billion	1	$148.5 million
Richard G. Raczkowski	1	1.4 billion	0	$0	9	$2.2 billion	3	$906.5 million	88	$18.9 billion	4	$5.4 billion
David W. Rolley	5	$2.9 billion	0	$0	35	$7.1 billion	1	$429.9 million	90	$23.9 billion	11	$2.8 billion
Clifton V. Rowe	4	$1.7 billion	0	$0	5	$761.6 million	0	$0	150	$11.1 billion	0	$0
Lynda L. Schweitzer	3	$2.7 billion	0	$0	31	$6.8 billion	1	$429.9 million	81	$23.9 billion	11	$2.8 billion
Elaine M. Stokes	11	$52.4 billion	0	$0	10	$6.1 billion	0	$0	150	$17.6 billion	2	$388.0 million
Kurt L. Wagner	3	$965.2 million	0	$0	3	$288.9 million	0	$0	150	$11.7 billion	2	$5.0 billion

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2012.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed-Income Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

FUND	MANAGER BENCHMARK
Loomis Sayles Core Plus Bond Fund	Barclays U.S. Aggregate Index
Loomis Sayles High Income Fund	Barclays U.S. Corporate High Yield Bond Index
Loomis Sayles International Bond Fund	Barclays Global Aggregate Ex USD Index
Loomis Sayles Investment Grade Bond Fund	Barclays U.S. Government/Credit Bond Index
Loomis Sayles Limited Term Government and Agency Fund	Barclays U.S. 1-5 Yr Government Bond Index
Loomis Sayles Strategic Income Fund	Barclays U.S. Aggregate Bond Index

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five-year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’ compensation is also based on his overall contributions to Loomis Sayles in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Equity Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, effective 2013, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc.) rolling excess return compared to peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the investment style utilized for each equity Fund is noted in the following table:

FUND	MANAGER BENCHMARK
Loomis Sayles Global Equity and Income Fund	MSCI All Country Index Citigroup World Government Bond Index
Loomis Sayles Growth Fund	Russell 1000 Growth Index
Loomis Sayles Mid Cap Growth	Russell Mid Cap Growth Index
Loomis Sayles Value Fund	Russell 1000 Value Index

Loomis Sayles also uses either institutional peer groups as a point of comparison for equity manager performance or a Morningstar universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

General

Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Messrs. Eagan and Raczkowski also serve as portfolio managers to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2012, the portfolio managers had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested[1]
Arthur Barry	Loomis Sayles Value Fund	F

Kenneth M. Buntrock	Loomis Sayles International Bond Fund	A

James L. Carroll	Loomis Sayles Value Fund	D

Matthew J. Eagan	Loomis Sayles High Income Fund Loomis Sayles Investment Grade Bond Fund Loomis Sayles Strategic Income Fund	A A E

Philip C. Fine	Loomis Sayles Mid Cap Growth Fund	F

Daniel J. Fuss	Loomis Sayles Global Equity and Income Fund Loomis Sayles Investment Grade Bond Fund Loomis Sayles Strategic Income Fund	G F G

Aziz V. Hamzaogullari	Loomis Sayles Growth Fund	G

Christopher T. Harms	Loomis Sayles Limited Term Government and Agency Fund	B

Brian Kennedy	Loomis Sayles Investment Grade Bond Fund	C

Warren Koontz	Loomis Sayles Global Equity and Income Fund Loomis Sayles Value Fund	E E

Peter W. Palfrey	Loomis Sayles Core Plus Bond Fund	E

Richard G. Raczkowski	Loomis Sayles Core Plus Bond Fund	E

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested[1]
David Rolley	Loomis Sayles Global Equity and Income Fund Loomis Sayles International Bond Fund	F D

Clifton V. Rowe	Loomis Sayles Limited Term Government and Agency Fund	E

Lynda L. Schweitzer	Loomis Sayles International Bond Fund	A

Elaine J. Stokes	Loomis Sayles High Income Fund Loomis Sayles Investment Grade Bond Fund Loomis Sayles Strategic Income Fund	A A E

Kurt L. Wagner	Loomis Sayles Limited Term Government and Agency Fund	B

[1] A. None	D. $50,001 - $100,000	G. over $1,000,000
B. $1 - 10,000	E. $100,001 - $500,000
C. $10,001 - $50,000	F. $500,001 - $1,000,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Funds.

Allocation of Investment Opportunity Among Natixis and Loomis Sayles Funds and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

Loomis Sayles has organized its business into two investment groups: The Fixed Income Group and The Equity Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All Income Funds

In placing orders for the purchase and sale of portfolio securities for each Income Fund, Loomis Sayles always seeks the best price and execution. Some of each Income Fund’s portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts, and in some cases may not be used with respect to the Funds.

All Equity Funds

In placing orders for the purchase and sale of equity securities for each Equity Fund, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Funds which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, each Fund’s adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker, but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker or dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts, including the Funds, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the 1934 Act as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs and ATSs.

General

Subject to procedures adopted by the Board of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s Funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Natixis Funds Trust I and Loomis Sayles Funds II permit the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The shares of all the Funds (except as noted in this Statement and in each Fund’s Prospectus) have at least three classes: Class A, Class C and Class Y. All of the Funds in this Statement except the Global Equity and Income Fund, International Bond Fund and Mid Cap Growth Fund have Class B shares (which are no longer offered for sale). The Investment Grade Bond Fund, the Strategic Income Fund and the Value Fund offer Admin Class shares. The Core Plus Bond Fund, the Growth Fund, the Investment Grade Bond Fund, the Mid Cap Growth Fund, the Strategic Income Fund and the Value Fund also offer Class N shares. Each Fund offers such classes of shares as set forth in such Fund’s Prospectuses. As disclosed in the Prospectuses, not every Fund offers each class of shares. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the relevant Prospectuses. All expenses of each Fund (including advisory fees but excluding class specific expenses such as transfer agency fees (“Other Expenses”)) are borne by its Classes A, B, C, N, Y and Admin Class on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B, C and Admin Class shares and may be charged at a separate rate to each such class. Other Expenses (with the exception of transfer agent expenses) are borne by such classes on a pro rata basis. Transfer agent expenses of Class A, Class B, Class C, Class Y and Admin Class shares are borne on a pro rata basis. Class N transfer agent expenses are borne directly by that class. The multiple class structure could be terminated should certain Internal Revenue Service (“IRS”) rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of a Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

Each Declaration of Trust also permits the Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Board may also, without shareholder approval, except to the extent such approval is required by law, establish one or more additional series or classes or merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

Each Declaration of Trust provides for the perpetual existence of the Trusts. Each Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. Each Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of a Trust and on other matters submitted to the vote of shareholders.

All classes of shares of each Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except 1) when required by the 1940 Act, or when the trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and 2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the other funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declarations of Trust further provide that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectuses, or through firms that are members of FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

Shareholders, other than Class N shareholders, may use Natixis Funds Personal Access Line® (800-225-5478, press 1) or Natixis Funds website (ngam.natixis.com) to purchase Fund shares. For more information, see the section “Shareholder Services” in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of NGAM Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

Class N shares may be purchased only by employer-sponsored retirement plans, which include 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. Such shares are not eligible to be purchased, exchanged or redeemed through the website or through the Personal Access Line®.

Shareholders of the Funds in Class Y may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of the relevant Fund.

REDEMPTIONS

The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain redemptions of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to shares of the same class in another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the NAV of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Funds at 800-225-5478 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 800-225-5478. As noted above, Class N shares are not eligible to be redeemed through the website or through the Personal Access Line®. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at ngam.natixis.com or from your investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, Boston Financial (the Fund’s transfer agent) and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Check writing is available on Class A shares of Limited Term Government and Agency Fund. To elect check writing for your account, select the check writing option on your application and complete the attached signature card. To add check writing to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $250 or more. The check writing privilege does not apply to shares for which you have requested share certificates to be issued. Check writing is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank’s rules governing checking accounts. Limited Term Government and Agency Fund and the Distributor are in no way responsible for any check writing account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation is received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Funds within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check that was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan (not to exceed 10% annually of the value of the account) and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC also may be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than the close of the NYSE. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if NGAM Advisors determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund’s adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period. The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds’ distributor, and the redemption fee imposed on certain Funds, both as described in the Prospectuses. The Board reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also the section “Taxes.”

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Reinstatement Privilege (Class A Shares Only)

The Prospectuses describe redeeming shareholders’ reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must provide a new investment check made payable to Natixis Funds and written notice to Natixis Funds (directly or through your financial representative) within 120 days of your redemption. The reinstatement or exchange will be made at NAV next determined after receipt of the notice and the new investment check in good order and will be limited to the amount of the redemption proceeds.

Even though an account is reinstated, the redemption will constitute a sale for U.S. federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of the redemption.

SHAREHOLDER SERVICES

Class N and Admin Class shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for employer-sponsored retirement plans held in an omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be purchased, exchanged or redeemed through the website or through the Personal Access Line®.

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information that may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The Funds’ minimum balance policy is described in the Prospectuses.

Automatic Investment Plans

Subject to each Fund’s investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor’s bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Boston Financial for investment in the Fund. A plan in Class A and Class C shares may be opened with an initial investment of $1,000 and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. In the case of Class N, Class Y and Admin Class shares, there is no investment minimum and no dollar requirements for regular monthly checks. (Shareholders with accounts participating in Natixis Funds Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to the Investment Builder Program for Class A and Class C is referred to in the Prospectuses. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-225-5478 or your investment dealer or by visiting the Funds’ website at ngam.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation or by written notice to the shareholder at least thirty days prior to any payment date. The Funds are under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Class A and Class C Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax-exempt organizations.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectuses. For these plans, initial investments in a Fund for Class A and Class C shares must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for SIMPLE IRAs using the Natixis Funds prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class N, Y and Admin Class shares. See the Prospectus for details.

Systematic Withdrawal Plans (All Classes)

An investor owning a Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “Plan”) providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from Boston Financial or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Funds.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value or (3) for Natixis sponsored IRA accounts only, a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares purchased through the reinvestment of distribution in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan. As described in the Prospectuses, a redemption fee may apply.

All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the sections “Redemptions” and “Taxes” for certain information as to U.S. federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan may not be available to pension or profit-sharing plans and IRAs plans that have State Street Bank as trustee. Different documentation may be required.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased based upon the selected Fund’s NAV (without a sales charge or CDSC) determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend and distribution. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchange Privilege

A shareholder may exchange Class A, B, C, N, Y and Admin Class shares of any Fund for shares of the same class of another Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative NAVs at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. Class Y shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares or for any Natixis Fund that offers Institutional Class shares. These options are summarized in the Prospectuses.

Class A shares of a fund acquired by Trustees, former Trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Accounts participating in or moving into wrap fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding contingent deferred sales charge (“CDSC”) liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor.

In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of a Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. In order to exchange shares, a representative of the wrap-fee program or a registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Class A, Class Y or Admin Class shares of a Fund held in an omnibus fashion by employer-sponsored retirement plans may be exchanged for Class N shares of the same Fund but must be held in omnibus position in Class N. See the section “How to Buy Shares.” Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Class N shares. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Due to operational limitations at your financial intermediary, your ability to exchange between share classes of the same fund may be limited. Please consult your financial representative for more information.

All exchanges are subject to the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of such Funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

Before requesting an exchange into any other Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Board reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan

As described in the Prospectuses, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial or your financial representative.

Restrictions on Buying, Selling and Exchanging Shares

As stated in the Funds’ Prospectuses, each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by a Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open, Eastern time, following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website (All Classes Except

Class N)

Natixis Funds shareholders may access account information, including share balances and recent account activity online, by visiting our website at ngam.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at ngam.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line(R) or website at ngam.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You also are responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE(R).

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness or accuracy of any transmission. Similarly Natixis Funds bears no responsibility for the performance of any computer hardware, software or the performance of any ancillary equipment and services such as telephone lines, modems or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1.	You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2.	You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3.	You transmit a transaction for which you do not receive a confirmation number.

4.	You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5.	You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line(R) or the Natixis Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly Natixis Funds makes no warranties concerning the availability of Internet services or network availability.

Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

All account types excluding SIMPLE IRAs:

Natixis Funds

P. O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

SIMPLE IRA shareholders please use:

Natixis Funds

P. O. Box 8705

Boston, MA 02266-8705

Notification may also be made by calling 800-813-4127 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectuses.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange-traded funds (“ETFs”), for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to each Fund by an independent pricing service recommended by the investment adviser and approved by the Board, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service does not price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotation. Currency options are valued at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service. Other over-the-counter options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Futures are valued at their most recent settlement price. Interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Commodity index total return swaps are valued based on the closing price of the reference asset that is supplied by an independent pricing service, if available, or quotations from a broker dealer. Credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Forward foreign currency contracts are valued at interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, when each Fund computes the NAV of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund’s NAV. If it is determined pursuant to procedures adopted by the Board that events materially affecting the value of a Fund’s securities have occurred during such period, then these securities may be fair valued at the time a Fund determines its NAV by or pursuant to procedures adopted by the Board. When fair valuing its securities, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board believes is more likely to result in a price that reflects fair value. Each Fund may also value securities at fair value or estimate its value pursuant to procedures adopted by the Board in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A share of a Fund is the NAV per share plus a sales charge as set forth in each Fund’s Prospectus.

REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount

A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder’s “total investment” in the Fund reaches the breakpoint for a reduced sales charge in the table in the section “How Sales Charges Are Calculated—Class A Shares” in the Prospectuses. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trusts and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Funds’ transfer agent.

A reduced sales charge is available pursuant to a written Letter effected within 90 days after any purchase of Class A Shares. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation (“ROA”) towards the breakpoint level that will be reached upon the completion of the 13 months’ purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the “public offering price computed on such date.”

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

The Funds’ transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Funds’ transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Funds’ transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Natixis Funds with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those previously mentioned, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceeds a sales charge breakpoint as disclosed in the Prospectuses, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Adviser

Investment advisory clients of Loomis Sayles may invest in Class Y shares of the Funds below the minimums stated in the Class Y Prospectuses. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trusts or another

Natixis Fund; any director, officer or partner of a client of an adviser to any series of the Trusts or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase. In addition, the front-end sales charge or CDSC may be waived for investments in Class A shares, for Funds that do not offer Class Y shares, by clients of an adviser to any series of the Trusts or another Natixis Fund.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of any Fund may be purchased at NAV by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of any Fund may also be purchased at NAV through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by Natixis Advisors, or its affiliates out of their own assets (as described in the section “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

Class A shares of the Funds are available at NAV for investments by participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific intermediary; consult your financial adviser.

Bank Trust Departments or Trust Companies

Class A shares of the Funds are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay shareholders at least annually according to the schedule specified in each Fund’s Prospectus, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Natixis Funds, contacting Natixis Funds at 1-800-225-5478 or visiting ngam.natixis.com to change your distribution option. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Funds or remains uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investing in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Funds

Each Fund has elected and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of a Fund’s taxable year (a) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% of gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by a Fund from an interest in a QPTP (a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (b) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under the Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements set forth in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements.

Assuming that it qualifies for treatment as a RIC, a Fund will not be subject to U.S. federal income tax on income that is distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, the diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, disposing of certain assets or making additional distributions. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who then in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal tax liabilities, if any, and to claim refunds on properly-filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. In this event, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post October-capital loss (defined as the greatest of the net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), it is permitted to carry such losses forward for eight taxable years in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s annual shareholder report will describe its available capital loss carryovers (if any).

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in and taxed at the reduced rates applicable to net capital gain. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers.

Distributions of investment income properly reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income. The Loomis Sayles Bond Fund, Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and

Loomis Sayles Strategic Income Fund do not expect a significant portion of their distributions to qualify for treatment as qualified dividend income.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Properly reported dividends of net investment income received by corporate shareholders of a Fund will generally qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code (for example, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). The Loomis Sayles Bond Fund, Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Strategic Income Fund do not expect a significant portion of their distributions to be eligible for the dividends received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which that case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Issued or Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any premium not previously deducted. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

Certain Higher-Risk and High Yield Securities

A Fund may invest in below investment-grade fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, as and if it invests in such securities as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and avoid a fund-level tax.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. Each Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Taxes

Income received by a Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns, and those who invest in the Fund through tax-exempt shareholders (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, short sales, structured notes, securities loans or similar transactions may be subject to one or more special tax rules (including the mark-to-market, notional principal contract, constructive sale, straddle, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In addition, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s use of commodity-linked instruments and commodity-linked structured notes can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. The tax treatment of certain commodity-linked instruments including structured notes in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to preserve its status as a RIC accorded special tax treatment and to avoid a fund-level tax.

REITs, REMICs and TMPs

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.

Some Funds may invest directly or indirectly (including through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of such a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income. The Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs or equity interests in TMPs.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for taxable years of each Fund beginning before January 1, 2014 in general and subject to certain limitations, a Fund is not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund as “short-term capital gain dividends.” The Funds, however, do not intend to make such designations. These exemptions will expire for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund. On and after January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Prior to January 1, 2014, no withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a USRPHC that is considered to be “domestically controlled” or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs. This exemption from withholding for redemptions will expire for redemptions made on or after January 1, 2012 unless Congress enacts legislation providing otherwise.

The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of certain of the special exceptions referred to above.

Foreign Persons should consult their tax advisers concerning the tax consequences of owning shares of a Fund, including the certification and filing requirements imposed on Foreign Persons in order to qualify for an exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by a Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Fund dividends and distributions, and gains from the sale of a Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may advertise the yield and total return of each class of its shares. Each Fund’s yield and total returns will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total returns and the tax-exempt status of distributions should be considered when comparing a Fund’s yield and total returns to yields and total returns published for other investment companies and other investment vehicles. Yield and total returns should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total returns may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yield and total returns reflecting an expense limitation, its yield would have been lower if no limitation were in effect. Yield and total returns will generally be higher for Class A, Class Y and Admin Class shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class N shares of each Fund can be expected to achieve a higher yield and total return than the same Fund’s Classes A, B, C, Y and Admin Class shares.

Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yield and total returns may be higher or lower than past yield or total return and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

THIRD PARTY INFORMATION

The Prospectuses and this Statement may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained in the Prospectuses and this SAI is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of the independent registered public accounting firm included in the Funds’ annual reports dated September 30, 2012 are incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Funds at: 399 Boylston Street, Boston, MA 02116 or by visiting the Funds’ website at ngam.natixis.com. The annual and semiannual reports are also available on line at the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P, Moody’s or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s, and Fitch ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made with any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example “SP-1+/A-1+”).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by

Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in stand still. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘M’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF.’

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added or removed.

Rating Watch Revision*

Rating Watch status has changed.

Revision Outlook

Rating Outlook status has changed independent of a full review of the underlying rating.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

Registration Nos. 2-98326

811-04323

NATIXIS FUNDS TRUST I

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)			Articles of Incorporation.

	(1)	(i)	The Registrant’s Third Amended and Restated Agreement and Declaration of Trust dated June 2, 2005 (the “Agreement and Declaration”) is incorporated by reference to exhibit (a)(1) to post-effective amendment (“PEA”) No. 62 to the initial registration statement (“Registration Statement”) filed on August 18, 2005.

		(ii)	Amendment No. 1 dated June 1, 2007 to the Registrant’s Third Amended and Restated Agreement and Declaration of Trust dated June 2, 2005 is incorporated by reference to exhibit (a)(1)(ii) to PEA No. 72 filed on January 28, 2008.

(b)			By–Laws.

	(1)		The Registrant’s Amended and Restated By-Laws dated September 23, 2008 (the “By-laws”) are incorporated by reference to exhibit (b)(1) to PEA No. 76 to the Registration Statement filed on December 3, 2008.

(c)			Instruments Defining Rights of Security Holders.

	(1)		Rights of shareholders are described in Article III, Section 6 of the Agreement and Declaration is incorporated by reference to exhibit (a)(1) to PEA No. 62 to the Registration Statement filed on August 18, 2005.

(d)			Investment Advisory Contracts.

	(1)	(i)	Advisory Agreement dated December 31, 2004 between the Registrant on behalf of CGM Advisor Targeted Equity Fund and Capital Growth Management Limited Partnership (“CGM”) is incorporated by reference to exhibit (d)(1)(i) to PEA No. 59 to the Registration Statement filed on January 28, 2005.

		(ii)	Advisory Agreement dated October 30, 2000 between Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund and NGAM Advisors is incorporated by reference to exhibit (d)(2)(iv) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

		(iii)	Addendum dated June 1, 2001 to Advisory Agreement dated October 30, 2000 between Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund and NGAM Advisors is incorporated by reference to exhibit (d)(2)(v) to PEA No. 45 to the Registration Statement filed on August 1, 2001.

		(iv)	Addendum dated May 1, 2004 to Advisory Agreement dated October 30, 2000 between Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(v) to PEA No. 63 to the Registration Statement filed on October 31, 2005.

		(v)	Addendum dated July 1, 2005 to Advisory Agreement dated October 30, 2000 between Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(v) to PEA No. 62 to the Registration Statement filed on August 18, 2005.

	(vi)	Addendum dated June 1, 2011 to Advisory Contract dated October 30, 2000 between Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(vi) to PEA No 91 to the Registration Statement filed on May 2, 2011.

(vii)	Advisory Agreement dated October 30, 2000 between Registrant on behalf of Hansberger International Fund and NGAM Advisors is incorporated by reference to exhibit (d)(2)(vi) to PEA No. 43 to the Registration Statement filed on
February 27, 2001.

	(viii)	Addendum dated February 4, 2004 to Advisory Agreement dated October 30, 2000 between Registrant on behalf of Hansberger International Fund and NGAM Advisors is incorporated by reference to PEA No. 57 to the Registration Statement filed on April 29, 2004.

	(ix)	Advisory Agreement dated September 1, 2003 between Registrant on behalf of Loomis Sayles Core Plus Bond Fund and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is incorporated by reference to exhibit (d)(2)(viii) to PEA No. 54 to the Registration Statement filed on November 28, 2003.

	(x)	Advisory Agreement dated October 30, 2000 between Registrant on behalf of Vaughan Nelson Small Cap Value Fund and NGAM Advisors is incorporated by reference to exhibit (d)(2)(xi) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

	(xi)	Addendum dated February 4, 2004 to Advisory Agreement dated October 30, 2000 between Registrant on behalf of Vaughan Nelson Small Cap Value Fund and NGAM Advisors is incorporated by reference to PEA No. 57 to the Registration Statement filed on April 29, 2004.

	(xii)	Advisory Agreement dated November 1, 2005 between Registrant on behalf of Natixis Diversified Income Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(xiii) to PEA No. 64 to the Registration Statement filed on January 30, 2006.

	(xiii)	Advisory Agreement dated December 13, 2010 between the Registrant on behalf of Natixis Oakmark International Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(xiv) to PEA No. 87 to the Registration Statement filed on December 14, 2010.

(2)	(i)	Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund (Small Cap Value segment), NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(3)(iv) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

	(ii)	Amendment No. 1 dated June 1, 2001 to Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund (Small Cap Value segment), NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(3)(vi) to PEA No. 45 to the Registration Statement filed on July 30, 2001.

	(iii)	Amendment No. 2 dated July 1, 2005 to Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund (Small Cap Value segment), NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(3)(iv) to PEA No. 62 to the Registration Statement filed on August 18, 2005.

(iv)	Sub-advisory Agreement dated May 18, 2001 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund (Mid Cap Growth segment and Large Cap Segment), NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(3)(vii) to PEA No. 45 to the Registration Statement filed on July 30, 2001.

(v)	Amendment No. 1 dated June 1, 2001 to Sub-advisory Agreement dated May 18, 2001 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund (Mid Cap Growth segment), NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(3)(viii) to PEA No. 45 to the Registration Statement filed on July 30, 2001.

(vi)	Amendment No. 2 dated July 1, 2005 to Sub-advisory Agreement dated May 18, 2001 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund (Mid Cap Growth segment), NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(3)(vii) to PEA No. 62 to the Registration Statement filed on August 18, 2005.

(vii)	Amendment No. 3 dated June 1, 2011 to Sub-Advisory Agreement dated May 18, 2001 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund (Large Cap Growth segment), NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(3)(vii) to PEA No. 91 to the Registration Statement filed on May 2, 2011.

(viii)	Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund, NGAM Advisors and Harris Associates L.P. (“Harris Associates”) is incorporated by reference to exhibit (d)(3)(vii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

(ix)	Amendment No. 1 dated June 1, 2001 to Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund, NGAM Advisors and Harris Associates is incorporated by reference to exhibit (d)(3)(x) to PEA No. 45 to the Registration Statement filed on July 30, 2001.

(x)	Amendment No. 2 dated July 1, 2005 to Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund, NGAM Advisors and Harris Associates is incorporated by reference to exhibit (d)(3)(ix) to PEA No. 62 to the Registration Statement filed on August 18, 2005.

(xi)	Sub-advisory Agreement dated March 9, 2007 among Registrant on behalf of Hansberger International Fund, NGAM Advisors and Hansberger Global Investors, Inc. (“Hansberger”) is incorporated by reference to exhibit (d)(3)(xvi) to
PEA No. 67 to the Registration Statement filed on April 27, 2007.

(xii)	Sub-advisory Agreement dated March 1, 2004 among Registrant on behalf of Vaughan Nelson Small Cap Value Fund, NGAM Advisors and Vaughan Nelson is incorporated by reference to PEA No. 57 to the Registration Statement filed on April 29, 2004.

(xiii)	Sub-advisory Agreement dated November 1, 2005 among Registrant on behalf of Natixis Diversified Income Fund relating to the Inflation Protected Securities segment, NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(2)(xx) to PEA No. 64 to the Registration Statement filed on January 30, 2006.

(xiv)	Sub-advisory Agreement dated November 1, 2005 among Registrant on behalf of Natixis Diversified Income Fund relating to the Multi-Sector Bond segment, NGAM Advisors and Loomis Sayles is incorporated by reference to exhibit (d)(2)(xxi) to PEA No. 64 to the Registration Statement filed on January 30, 2006.

(xv)	Sub-advisory Agreement dated November 1, 2005 among Registrant on behalf of Natixis Diversified Income Fund relating to the Diversified REIT segment, NGAM Advisors and AEW Capital Management, L.P. (“AEW”) is incorporated by reference to exhibit (d)(2)(xxii) to PEA No. 64 to the Registration Statement filed on January 30, 2006.

		(xvi)	Sub-advisory Agreement dated December 13, 2010 among Registrant, on behalf of Natixis Oakmark International Fund, NGAM Advisors and Harris Associates is incorporated by reference to exhibit (d)(2)(xviii) to PEA No. 87 to the Registration Statement filed on December 14, 2010.

(e)			Underwriting Contracts.

	(1)		Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CGM Advisor Targeted Equity Fund and NGAM Distribution, L.P. (“NGAM Distribution”) is incorporated by reference to exhibit (e)(1) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

	(2)		Distribution Agreement dated March 3, 2003 between the Registrant on behalf of Natixis U.S. Multi-Cap Equity Fund and NGAM Distribution is incorporated by reference to exhibit (e)(5) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

	(3)		Distribution Agreement dated March 3, 2003 between the Registrant on behalf of Hansberger International Fund and NGAM Distribution is incorporated by reference to exhibit (e)(7) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

	(4)		Distribution Agreement dated March 3, 2003 between the Registrant on behalf of Loomis Sayles Core Plus Bond Fund and NGAM Distribution is incorporated by reference to exhibit (e)(10) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

	(5)		Distribution Agreement dated March 3, 2003 between the Registrant on behalf of Vaughan Nelson Small Cap Value Fund and NGAM Distribution is incorporated by reference to exhibit (e)(12) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

	(6)		Distribution Agreement dated November 1, 2005 between the Registrant on behalf of Natixis Diversified Income Fund and NGAM Distribution is incorporated by reference to exhibit (e)(8) to PEA No. 64 to the Registration Statement filed on January 30, 2006.

	(7)		Distribution Agreement dated December 13, 2010 between the Registrant on behalf of Natixis Oakmark International Fund and NGAM Distribution is incorporated by reference to exhibit (e)(9) to PEA No. 87 to the Registration Statement filed on December 14, 2010.

	(8)		Form of Dealer Agreement used by NGAM Distribution is filed herewith.

(f)			Bonus or Profit Sharing Contracts.

None.

(g)			Custodian Agreements.

	(1)		Custodian Contract dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to PEA No. 63 to the Registration Statement filed on October 31, 2005.

	(2)		Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 between Registrant, on behalf of its respective series, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street is incorporated by reference to exhibit (g)(2) to the Registration Statement filed on January 26, 2007.

(h)			Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Hansberger International Series, Loomis Sayles Funds I, Loomis Sayles Funds II, and Boston Financial Data Services, Inc. (“BFDS”) is incorporated by reference to exhibit (h)(1) to PEA No. 63 to the Registration Statement filed on October 31, 2005.

		(ii)	Amendment dated October 1, 2011 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Hansberger International Series, Loomis Sayles Funds I, Loomis Sayles Funds II, and BFDS is incorporated by reference to exhibit (h)(1)(ii) to PEA No. 93 to the Registration Statement filed on January 30, 2012.

		(iii)	Amendment dated February 21, 2012 to Transfer Agency and Services Agreement dated October 1, 2005 is incorporated by reference to exhibit (h)(1)(iii) to PEA No. 96 to the Registration Statement filed on April 27, 2012.

		(iv)	Revised Appendix A dated March 30, 2012 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is filed herewith.

	(2)	(i)	Securities Lending Authorization Agreement dated September 1, 2005 between the Registration, on behalf of its series, and State Street is incorporated by reference to exhibit (h)(3) to PEA No. 63 to the Registration Statement filed on October 31, 2005.

		(ii)	First Amendment dated December 20, 2005 to the Securities Lending Authorization Agreement between the Registrant on behalf of its Series, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(2)(i) to PEA No. 73 to the Registration Statement filed on April 29, 2008.

		(iii)	Second Amendment dated February 29, 2008 to the Securities Lending Authorization Agreement between the Registrant on behalf of its Series, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and State Street is incorporated by reference to exhibit (h)(2)(ii) to PEA No. 73 to the Registration Statement filed on April 29, 2008.

		(iv)	Third Amendment dated January 1, 2011 to Securities Lending Authorization Agreement dated September 1, 2005 between the Registrant on behalf of its Series, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and State Street is incorporated by reference to exhibit (h)(2)(iv) to PEA No. 88 to the Registration Statement filed on January 28, 2011.

(3)	NGAM Advisors Fee Waiver/Expense Reimbursement Undertakings dated April 30, 2012 between NGAM Advisors and the Registrant on behalf of Natixis Diversified Income Fund, Natixis Oakmark International Fund, Natixis U.S.
Multi-Cap Equity Fund and Vaughan Nelson Small Cap Value Fund is incorporated by reference to exhibit (h)(3) to
PEA No. 96 to the Registration Statement filed on April 27, 2012.

	(4)		Loomis Sayles Fee Waiver/Expense Reimbursement Undertakings dated January 31, 2013 between Loomis Sayles and the Registrant on behalf of Loomis Sayles Core Plus Bond Fund is filed herewith.

(6)	(i)	Administrative Services Agreement dated January 3, 2005 between Registrant on behalf of its respective series, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and NGAM Advisors is incorporated by reference to exhibit (h)(9) to PEA No. 58 to the Registration Statement filed on January 28, 2005.

	(ii)	First Amendment dated November 1, 2005 to the Administrative Services is incorporated by reference to exhibit (h)(7) to PEA No. 64 to the Registration Statement filed on January 30, 2006.

	(iii)	Second Amendment dated January 1, 2006 to Administrative Services is incorporated by reference to exhibit (h)(9) to PEA No. 64 to the Registration Statement filed on January 30, 2006.

	(iv)	Third Amendment dated July 1, 2007 to Administrative Services Agreement is incorporated by reference to exhibit (h)(9) to PEA No. 70 to the Registration Statement filed on July 30, 2007.

	(v)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(10) to PEA No. 71 to the Registration Statement filed on December 3, 2007.

	(vi)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(11) to PEA No. 72 filed on January 28, 2008.

	(vii)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(11)(ii) to PEA No. 74 filed on July 17, 2008.

(viii)	Seventh Amendment dated July 1, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(11)(iii) to PEA No. 75 to the Registration Statement filed on September 15, 2008.

	(ix)	Eighth Amendment dated September 29, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(5)(viii) to PEA No. 76 to the Registration Statement filed on December 3, 2008.

	(x)	Ninth Amendment dated October 31, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(5)(ix) to PEA No. 76 to the Registration Statement filed on December 3, 2008.

	(xi)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(5)(xi) to PEA No. 77 filed on January 28, 2009.

	(xii)	Eleventh Amendment dated July 27, 2009 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(5)(xii) to PEA No. 79 filed on November 23, 2009.

	(xiii)	Twelfth Amendment dated February 25, 2010 to the Administrative Services Agreement incorporated by reference to exhibit (h)(5)(xiii) to PEA No. 82 to the Registration Statement filed on February 25, 2010.

	(xiv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Services is incorporated by reference to exhibit (h)(5)(xiv) to PEA No. 85 to the Registration Statement filed on September 30, 2010.

		(xv)	Fourteenth Amendment dated September 21, 2010 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(5)(xv) to PEA No. 86 to the Registration Statement filed on November 22, 2010.

		(xvi)	Fifteenth Amendment dated December 14, 2010 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(6)(xvi) to PEA No. 87 to the Registration Statement filed on December 14, 2010.

		(xvii)	Sixteenth Amendment dated July 1, 2011 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(6)(xvii) to PEA No. 93 to the Registration Statement filed on January 30, 2012.

		(xviii)	Seventeenth Amendment dated September 16, 2011 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(6)(xviii) to PEA No. 93 to the Registration Statement filed on January 30, 2012.

		(xix)	Eighteenth Amendment dated March 28, 2012 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(6)(xix) to PEA No. 96 to the Registration Statement filed on April 27, 2012.

		(xx)	Nineteenth Amendment dated June 29, 2012 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(6)(xx) to PEA No. 98 to the Registration Statement filed on November 29, 2012.

		(xxi)	Twentieth Amendment dated November 16, 2012 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(6)(xxi) to PEA No. 98 to the Registration Statement filed on November 29, 2012.

	(7)		Reliance Agreement for Exchange Privileges dated June 30, 2009 by and among the Registrant, Natixis Funds Trust II, Natixis Funds IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series is incorporated by reference to exhibit (h)(6) to PEA No. 79 filed on November 23, 2009.

	(8)		Advisory Administration Agreement dated September 1, 2003 between the Registrant, with respect to Loomis Sayles Core Plus Bond Fund, and NGAM Advisors is incorporated by reference to exhibit (h)(9) to PEA No. 54 to the Registration Statement filed on November 28, 2003.

(i)			Legal Opinion.

	(1)		Opinion and consent of counsel relating to the Registrant’s Hansberger International Fund is incorporated by reference to exhibit 10(h) to PEA No. 31 to the Registration Statement filed on April 12, 1996.

	(2)		Opinion and consent of counsel relating to the Registrant’s Vaughan Nelson Small Cap Value Fund is incorporated by reference to exhibit 10(i) to PEA No. 34 to the Registration Statement filed on February 14, 1997.

	(3)		Opinion and consent of counsel relating to the Registrant’s issuance of multiple classes of shares is incorporated by reference to PEA No. 38 to the Registration Statement filed on April 30, 1998.

	(4)		Opinion and consent of counsel relating to the Registrant’s Natixis U.S. Multi-Cap Equity Fund is incorporated by reference to PEA No. 38 to the Registration Statement filed on April 30, 1998.

	(5)		Opinion and consent of counsel relating to the Registrant’s Natixis Diversified Income Fund is incorporated by reference to exhibit (i)(5) to PEA No. 63 to the Registration Statement filed on October 31, 2005.

(j)			Other Opinions.

Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)			Omitted Financial Statements

Not applicable.

(l)			Initial Capital Agreements.

Not applicable.

(m)			Rule 12b-1 Plan.

	(1)	(a)	Rule 12b-1 Plan for Class A shares of CGM Advisor Targeted Equity Fund is incorporated by reference to exhibit (m)(1)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

		(b)	Rule 12b-1 Plan for Class B shares of CGM Advisor Targeted Equity Fund is incorporated by reference to exhibit (m)(1)(b) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

		(c)	Rule 12b-1 Plan for Class C shares of CGM Advisor Targeted Equity Fund is incorporated by reference to exhibit (m)(1)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

	(2)	(a)	Rule 12b-1 Plan for Class A shares of Natixis U.S. Multi-Cap Equity Fund is incorporated by reference to exhibit (m)(5)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

		(b)	Rule 12b-1 Plan for Class B shares of Natixis U.S. Multi-Cap Equity Fund is incorporated by reference to exhibit (m)(5)(b) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

		(c)	Rule 12b-1 Plan for Class C shares of Natixis U.S. Multi-Cap Equity Fund is incorporated by reference to exhibit (m)(5)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

	(3)	(a)	Rule 12b-1 Plan for Class A shares of Hansberger International Fund is incorporated by reference to exhibit (m)(7)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

		(b)	Rule 12b-1 Plan for Class B shares of Hansberger International Fund is incorporated by reference to exhibit (m)(7)(b) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

		(c)	Rule 12b-1 Plan for Class C shares of Hansberger International Fund is incorporated by reference to exhibit (m)(7)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

	(4)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Core Plus Bond Fund is incorporated by reference to exhibit (m)(10)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

		(b)	Rule 12b-1 Plan for Class B shares of Loomis Sayles Core Plus Bond Fund is incorporated by reference to exhibit (m)(10)(b) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

		(c)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Core Plus Bond Fund is incorporated by reference to exhibit (m)(10)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

	(5)	(a)	Rule 12b-1 Plan for Class A shares of Vaughan Nelson Small Cap Value Fund is incorporated by reference to exhibit (m)(12)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

		(b)	Rule 12b-1 Plan for Class B shares of Vaughan Nelson Small Cap Value Fund is incorporated by reference to exhibit (m)(12)(b) to PEA No. 53 to the Registration Statement filed on April 29, 2003.

		(c)	Rule 12b-1 Plan for Class C shares of Vaughan Nelson Small Cap Value Fund is incorporated by reference to exhibit (m)(12)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

	(6)	(a)	Rule 12b-1 Plan for Class A shares of Natixis Diversified Income Fund is incorporated by reference to exhibit (8)(a) to PEA No. 63 to the Registration Statement filed on October 31, 2005.

		(b)	Rule 12b-1 Plan for Class C shares of Natixis Diversified Income Fund is incorporated by reference to exhibit (8)(b) to PEA No. 63 to the Registration Statement filed on October 31, 2005.

	(7)	(a)	Rule 12b-1 Plan for Class A shares of Natixis Oakmark International Fund is incorporated by reference to exhibit (m)(9)(a) to PEA No. 87 to the Registration Statement filed on December 14, 2010.

		(b)	Rule 12b-1 Plan for Class C shares of Natixis Oakmark International Fund is incorporated by reference to exhibit (m)(9)(b) to PEA No. 87 to the Registration Statement filed on December 14, 2010.

(n)			Rule 18f-3 Plan

Registrant’s Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 (the “1940 Act”) effective November 16, 2012 is incorporated by reference to exhibit (n) to PEA No, 98 to the Registration Statement filed on November 29, 2012.

(p)			Code of Ethics.

	(1)		Code of Ethics of Registrant dated September 14, 2007 is incorporated by reference to exhibit (p)(1) to PEA No. 71 to the Registration Statement filed on December 3, 2007.

	(2)		Code of Ethics dated January 1, 2010 for NGAM Advisors and NGAM Distribution is incorporated by reference to exhibit (p)(2) to PEA No. 84 to the Registration Statement filed on April 30, 2010.

	(3)		Code of Ethics dated October 30, 2008 of Capital Growth Management Limited Partnership is incorporated by reference to exhibit (p)(3) to PEA No. 78 to the Registration Statement filed on April 30, 2009.

	(4)	Code of Ethics dated January 14, 2000 as amended December 9, 2011 of Loomis Sayles is incorporated by reference to exhibit (p)(4) to PEA No. 96 to the Registration Statement filed on April 27, 2012.

	(5)	Code of Ethics dated September 30, 2005 as amended June 25, 2012 of Harris Associates is incorporated by reference to exhibit (p)(5) to PEA No. 98 to the Registration Statement filed on November 29, 2012.

	(6)	Code of Ethics dated May 20, 2008 as amended November 1, 2010 of Vaughan Nelson is incorporated by reference to exhibit (p)(6) to PEA No. 90 to the Registration Statement filed on March 22, 2011.

	(7)	Code of Ethics dated January 31, 2005 as amended December 31, 2010 for Hansberger is incorporated by reference to exhibit (p)(8) to PEA No. 90 to the Registration Statement filed on March 22, 2011.

	(8)	Code of Ethics dated May 11, 2011 for AEW is incorporated by reference to exhibit (p)(8) to PEA No. 93 to the Registration Statement filed on January 30, 2012.

(q)		Powers of Attorney

	(1)	Powers of Attorney for Daniel M. Cain, John T. Hailer, Robert Blanding and Sandra O. Moose dated October 18, 2004 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to PEA No. 58 to the Registration Statement filed on December 2, 2004.

	(2)	Power of Attorney for Cynthia L. Walker is incorporated by reference to exhibit (q)(2) to PEA No. 62 to the Registration Statement filed on August 18, 2005.

	(3)	Power of Attorney for Kenneth A. Drucker is incorporated by reference to exhibit (q)(4) to PEA No. 74 filed on July 17, 2008.

	(4)	Power of Attorney for Wendell J. Knox is incorporated by reference to exhibit (q)(4) to PEA No. 79 filed on November 23, 2009.

	(5)	Power of Attorney for Erik R. Sirri dated November 24, 2009, effective December 1, 2009 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(5) to PEA No. 80 filed on December 11, 2009.

	(6)	Power of Attorney for Peter J. Smail dated November 24, 2009, effective December 1, 2009 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(6) to PEA No. 80 filed on December 11, 2009.

	(7)	Power of Attorney for Charles D. Baker dated December 20, 2010, effective January 1, 2011 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(7) to PEA No. 88 filed on January 28, 2011.

(8)	Power of Attorney for David L. Giunta dated January 3, 2011, effective January 1, 2011 designating John M. Loder,
Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(8) to PEA No. 88 filed on January 28, 2011.

(9)

Power of Attorney for Martin T. Meehan dated June 4, 2012, effective July 1, 2012 designating John M. Loder,

Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(9) to PEA No. 98 filed on November 29, 2012.

(10)	Power of Attorney for Edmond J. English dated December 28, 2012, effective January 1, 2013 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund

The Registrant is not aware of any person controlled or under common control with any of its series. As of January 4, 2013, the persons listed below owned 25% or more of the outstanding voting securities of one or more series of the Registrant and thus may be deemed to “control” the series within the meaning of section 2(a)(9) of the 1940 Act, as amended:*

Fund	Shareholder and Address	Percentage of shares held

Natixis Diversified Income Fund	Morgan Stanley Smith Barney Jersey City, NJ 07311	33.69%

	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246-6484	26.06%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act.

Item 30. Indemnification

Under Article 5 of the Registrant’s By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-laws incorporated by reference to exhibit (b)(1) to PEA No. 76 to the Registration Statement filed on December 3, 2008.

The Distribution Agreement, the Custodian Contract, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Global Asset Management, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 31. Business and Other Connections of Investment Adviser

(a)	NGAM Advisors, a wholly owned subsidiary Natixis Global Asset Management, L.P., serves as investment adviser to all the series of the Registrant except CGM Advisor Targeted Equity Fund and Loomis Sayles Core Plus Bond Fund. NGAM Advisors was organized in 1995.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of NGAM Advisors during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by NGAM Advisors pursuant to the Advisers Act (SEC File No. 801-48408; IARD/CRD No. 106800).

(b)	CGM, adviser of the Registrant’s CGM Advisor Targeted Equity Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of CGM during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by CGM pursuant to the Advisers Act (SEC File No. 801-35935; IARD/CRD No. 105268).

(c)	Loomis Sayles, adviser of the Registrant’s Loomis Sayles Core Plus Bond Fund and subadviser of the Registrant’s Natixis U.S. Multi-Cap Equity Fund and Natixis Diversified Income Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the 1940 Act as amended (the “Advisers Act”) (SEC File No. 801-170; IARD/CRD No. 105377).

(d)	Harris Associates serves as a subadviser to the Registrant’s Natixis U.S. Multi-Cap Equity Fund and Natixis Oakmark International Fund. Harris Associates serves as investment adviser to mutual funds, individuals, trusts, retirement plans, endowments and foundations, and manages several private partnerships, and is a registered commodity trading adviser and commodity pool operator.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Harris Associates during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Harris Associates pursuant to the Advisers Act (SEC File No. 801-50333; IARD/CRD No. 106960).

(e)	Vaughan Nelson serves as a subadviser to the Registrant’s Vaughan Nelson Small Cap Value Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Vaughan Nelson during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Vaughan Nelson pursuant to the Advisers Act (File No. 801-51795; IARD/CRD No. 106975).

(f)	Hansberger serves as subadviser to the Registrant’s Hansberger International Fund.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Hansberger during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Hansberger pursuant to the Advisers Act (File No. 801-46059; IARD/CRD No. 106039).

(g)	AEW serves as a subadviser to the Natixis Diversified Income Fund, provides investment advice to a number of other organizations, institutional clients and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of AEW during the past two years is incorporated herein by reference to schedule A and D of Form ADV filed by AEW pursuant to the Advisers Act (SEC file No. 801-53421; IARD/CRD No. 108633).

Item 32. Principal Underwriter

(a) NGAM Distribution, L.P., the principal underwriter of the Registrant, also serves as principal underwriter for:

Natixis Funds Trust II

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Hansberger International Series

Gateway Trust

(b) The general partner and officers of the Registrant’s principal underwriter, NGAM Distribution, L.P., and their addresses are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
NGAM Distribution Corporation	General Partner	None

David L. Giunta	President and Chief Executive Officer	President and Chief Executive Officer

Coleen Downs Dinneen	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

Russell Kane	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael C. Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker-Dealer and Anti-Money Laundering Compliance Officer	None

Beatriz Pina Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Marilyn Rosh	Senior Vice President and Controller	None

Josh Bogen	Executive Vice President	None

Matthew Coldren	Executive Vice President	None

Mark Doyle	Executive Vice President	None

Robert Hussey	Executive Vice President	None

Dan Santaniello	Executive Vice President	None

Sharon Wratchford	Executive Vice President	None

John Bearce	Senior Vice President	None

William Butcher	Senior Vice President	None

Claudine Ciccia	Senior Vice President	None

James Cove	Senior Vice President	None

Joe Duffey	Senior Vice President	None

Dineen Dusablon	Senior Vice President	None

Tracey Flaherty	Senior Vice President	None

Alaine Giampapa	Senior Vice President	None

David Goodsell	Senior Vice President	None

Marina Gross	Senior Vice President	None

Dana Hartwell	Senior Vice President	None

Tom Huddleston	Senior Vice President	None

Sean Kane	Senior Vice President	None

Jeff Keselman	Senior Vice President	None

David Lafferty	Senior Vice President	None

Ted LeClair	Senior Vice President	None

Rosa Licea-Mailloux	Senior Vice President	None

Dan Lynch	Senior Vice President	None

Cyndi Lyons	Senior Vice President	None

Robert Lyons	Senior Vice President	None

Ian MacDuff	Senior Vice President	None

Timothy Maher	Senior Vice President	None

Megan Marquez	Senior Vice President	None

Marla McDougall	Senior Vice President	None

Shylaja Nathan	Senior Vice President	None

Peter Olson	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Stacie Paoletti	Senior Vice President	None

Daniel Price	Senior Vice President	None

Elizabeth Puls-Burns	Senior Vice President	None

David Vallon	Senior Vice President	None

Laura Verville	Senior Vice President	None

Leslie Walstrom	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)	Not applicable.

Item 33. Location of Accounts and Records

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the 1940 Act , as amended, and the rules thereunder:

(a)	For all series of Registrant:

(i)	Natixis Funds Trust I

399 Boylston Street

Boston, MA 02116

(ii)	Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

(iii)	NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(iv)	NGAM Advisors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(excluding CGM Advisor Targeted Equity Fund and Loomis Sayles Core Plus Bond Fund)

(v)	State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

(b)	For the CGM Advisor Targeted Equity Fund:

Capital Growth Management Limited Partnership

One International Place, 45th Floor

Boston, Massachusetts 02110

(c)	For the series of the Registrant managed by Harris Associates:

Harris Associates L.P.

Two North LaSalle Street, Suite 500

Chicago, Illinois 60602

(d)	For the series of the Registrant managed by Loomis Sayles:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(e)	For the series of the Registrant managed by Vaughan Nelson:

Vaughan Nelson Investment Management, L.P.

600 Travis Street, Suite 6300

Houston, Texas 77002

(f)	For the series of the Registrant managed by Hansberger:

Hansberger Global Investors, Inc.

401 East Las Olas Boulevard, Suite 1700

Fort Lauderdale, Florida 33301

(g)	For the series of the Registrant managed by AEW:

AEW Capital Management, L.P.

World Trade Center East

Two Seaport Lane

Boston, Massachusetts 02210

Item 34. Management Services

None

Item 35. Undertakings

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

NATIXIS FUNDS TRUST I

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 101 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 28th day of January, 2013.

NATIXIS FUNDS TRUST I

By	/s/ David L. Giunta
David L. Giunta
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David L. Giunta
David L. Giunta	President, Chief Executive Officer and Trustee	January 28, 2013

/s/ Michael C. Kardok
Michael C. Kardok	Treasurer	January 28, 2013

Charles D. Baker*
Charles D. Baker	Trustee	January 28, 2013

Robert J. Blanding*
Robert J. Blanding	Trustee	January 28, 2013

Daniel M. Cain*
Daniel M. Cain	Trustee	January 28, 2013

Kenneth A. Drucker*
Kenneth A. Drucker	Trustee	January 28, 2013

Edmond J. English*
Edmond J. English	Trustee	January 28, 2013

John T. Hailer*
John T. Hailer	Trustee	January 28, 2013

Wendell J. Knox *
Wendell J. Knox	Trustee	January 28, 2013

Martin T. Meehan*
Martin T. Meehan	Trustee	January 28, 2013

Sandra O. Moose*
Sandra O. Moose	Trustee, Chairperson of the Board	January 28, 2013

Erik R. Sirri *
Erik R. Sirri	Trustee	January 28, 2013

Peter J. Smail *
Peter J. Smail	Trustee	January 28, 2013

Cynthia L. Walker*
Cynthia L. Walker	Trustee	January 28, 2013

*By:	/s/ Coleen Downs Dinneen
Coleen Downs Dinneen
Attorney-In-Fact**/***/****/*****/
******/*******/ ********/*********
January 28, 2013

**	Powers of Attorney for Robert J. Blanding, Daniel M. Cain, John T. Hailer and Sandra O. Moose are incorporated by reference to exhibit (q) to PEA No. 58 to the Registration Statement filed on December 2, 2004.
***	Power of Attorney for Cynthia L. Walker is incorporated by reference to exhibit (q)(2) to PEA No. 62 to the Registration Statement filed on August 18, 2005.
****	Power of Attorney for Kenneth A. Drucker is incorporated by reference to exhibit (q)(4) to PEA No. 74 to the Registration Statement filed on July 17, 2008.
*****	Power of Attorney for Wendell J. Knox is incorporated by reference to exhibit (q)(4) to PEA No. 79 to the Registration Statement filed on November 23, 2009.
******	Powers of Attorney for Erik R. Sirri and Peter J. Smail are incorporated by reference to exhibits (q)(5) and (q)(6) to PEA No. 80 to the Registration Statement filed on December 11, 2009.
*******	Power of Attorney for Charles D. Baker is incorporated by reference to exhibit (q)(7) to PEA No. 88 to the Registration Statement filed on January 28, 2011.
********	Power of Attorney for Martin T. Meehan is incorporated by reference to exhibit (q)(8) to PEA No. 98 to the Registration Statement filed on November 29, 2012.
*********	Power of Attorney for Edmond J. English is filed herewith.

Natixis Funds Trust I

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Exhibit Description

(e)(8)	Form of Dealer Agreement used by NGAM Distribution

(h)(1)(iv)	Revised Appendix A dated March 30, 2012 to the Transfer Agency and Services Agreement dated October 1, 2005

(h)(4)	Loomis Sayles Fee Waiver/Expense Reimbursement Undertakings dated January 31, 2013

(j)	Consent of Independent Registered Public Accounting Firm

(q)(10)	Power of Attorney of Edmond J. English